CUSTODIAN CONTRACT

Between

HARBOR GROWTH FUND

and

STATE STREET BANK AND TRUST COMPANY

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4.	Duties of Custodian With Respect to the Books of Account and Calculation of Net Asset Value and Net Income	31

5.	Records	32

6.	Opinion of Fund’s Independent Accountant	33

7.	Reports to Fund by Independent Public Accountants	33

8.	Compensation of Custodian	33

9.	Responsibility of Custodian	34

10.	Effective Period, Termination and Amendment	35

11.	Successor Custodian	36

12.	Interpretive and Additional Provisions	38

13.	Insurance	38

14.	Additional Funds	39

15.	Massachusetts Law to Apply	39

16.	Prior Contracts	39

-ii-

CUSTODIAN CONTRACT

This Contract between HARBOR GROWTH FUND, a business trust organized and existing under the laws of Massachusetts, having its principal place of business at One SeaGate, Toledo, Ohio, 43666 hereinafter called the “Fund”, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts corporation, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the “Custodian”.,

WHEREAS, the Fund is authorized to issue shares in separate series, with shares of each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS,, the Fund intends to initially offer shares of only one series, (such series, together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 14, being herein referred to as the “Fund(s)”);

WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.	Employment of Custodian and Property to be Held by It

The Fund hereby employs the Custodian as the custodian of its assets pursuant to the provisions of its Declaration of Trust dated May 20, 1986, as amended from time to time (the “Declaration of Trust”). The Fund agrees to deliver to the .Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest (“Shares”) of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

Upon receipt of “Proper Instructions” (within the meaning of Section 2.17), the Custodian shall from time to time employ one or more sub-custodians, but only in accordance with an applicable vote by the Trustees of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

2.	Duties of the Custodian with Respect to Property of the Fund Held By the Custodian.

2.1

Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund, other than securities which are maintained pursuant to Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of Treasury, collectively referred to herein as “Securities System”.

2.2

Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

1)

Upon sale of such securities for the account of the Fund and receipt of payment therefor (for the purposes of this subsection, the term “sale” shall include without limitation the disposition of a portfolio security (i) upon the exercise of an option written by the Fund and (ii) upon the failure of the Fund to make a successful bid with respect to a portfolio security, the continued holding of which is contingent upon the making of such a bid);

2)	Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

3)	In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.12 hereof;

4)	To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

5)

To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

6)

To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.11 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

7)	To the broker selling the same for examination in accordance with the “street delivery” custom;

8)

For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

9)

In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

10)

For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian’s account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

11)	For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

12)

For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”), and a member of The National Association of Securities Dealers, Inc. (“NASD”), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

13)

For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market, or any similar organization or organizations, regarding futures margine account deposits in connection with transactions by the Fund;

14)

Upon receipt of instructions from the transfer agent (“Transfer Agent”) for the Fund, for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the Fund’s currently effective Prospectus and Statement of Additional Information (“Prospectus”), in satisfaction of requests by holders of Shares for repurchase or redemption; and

15)

For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper purposes, and naming the person or persons to whom delivery of such securities shall be made.

2.3	Registration of Securities. Securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.11 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in “street name” or other good delivery form or shall be returned to the selling broker or dealer who shall be advised of the reason therefor.

2.4

Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the name of the Fund, subject only to draft or order by the Custodian .acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the

Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940, as amended, and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by the Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5

Payments for Shares. The Custodian shall receive from the distributor for the Fund’s Shares or from the Transfer Agent of the Fund and deposit into the Fund’s account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund and the Transfer Agent of any receipt by it of payments for Shares of the Fund.

2.6

Investment and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall make federal funds available to the Fund on the day following the receipt of checks by the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund’s account.

2.7

Collection of Income. The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or agent thereof and shall credit such income, as collected to the Fund’s custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.8	Payment of Fund Moneys. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out moneys of the Fund in the following cases only:

1)

Upon the purchase of securities, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities, or evidence of title to futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a. Securities System, in accordance with the conditions set forth in Section 2.12 hereof or (c) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian’s account in which it holds securities as fiduciary, custodian or otherwise for customers at the Federal Reserve Bank with such securities or (ii) in the case of purchase by the Fund of securities owned by State Street Bank and Trust Company (“State Street”) for its own account, against (A) delivery of the receipt evidencing purchase by the Fund, (B) earmarking certificates for such securities to show ownership by the Fund or transfer of such securities from State Street’s proprietary account at the Federal Reserve Bank to its account described in (i) above, unless the Securities are already held in the latter account, (C) the entry on the records of State Street showing that such securities are held by the Fund, and (D) delivery of written evidence of the agreement of State Street to repurchase such securities from the Fund; provided that, upon receipt of Proper Instructions, the Custodian shall transfer to another bank or trust company qualified to act as a custodian under the Investment Company Act of

1940, as amended, securities held in a Securities System and purchased from State Street subject to State Street’s agreement to repurchase such securities;

2)	In connection with conversion, exchange or surrender of securities owned by the Fund as set forth in Section 2.2 hereof;

3)	For the redemption or repurchase of Shares issued by the Fund as set forth in Section 2.10 hereof;

4)

For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, filing fees for the registration or qualification of securities and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

5)	For the payment of any dividends declared pursuant to the governing documents of the Fund;

6)	For payment of the amount of dividends received in respect of securities sold short;

7)

For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9

Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian, except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safekeeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10

Payments for Repurchases or Redemptions of Shares of the Fund. From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholder. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

2.11

Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.12

Deposit of Fund Assets in Securities Systems. The Custodian may deposit and/or maintain securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as “Securities System” in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

1)	The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account (“Account”) of the Custodian in the

Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

2)	The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

3)

The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred, to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall, identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day’s transactions in the Securities System for the account of the Fund.

4)

The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System’s accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

5)	The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 10 hereof;

6)

Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the

Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.13

Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.12 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or U.S. Government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes.

2.14

Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of securities.

2.15

Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.16

Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least one business day prior to the date on which the Custodian is to take such action.

2.17

Proper Instructions. Proper Instructions as used throughout this Article 2 means a writing signed or initialled by one or more person or persons as the Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Trustees of the Fund accompanied by a detailed description of procedures approved by the Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Trustees and the

Custodian are satisfied that such procedures afford adequate safeguards for the Fund’s assets.

2.18	Actions Permitted without Express Authority. The Custodian may in its discretion, without express authority from the Fund:

1)

make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

2)	surrender securities in temporary form for securities in definitive form;

3)	endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

4)

in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Trustees of the Fund.

2.19

Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The

Custodian may receive and accept a certified copy of a vote of the Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian or written notice to the contrary.

3.	Duties of Custodian with Respect to Property of the Fund Held Outside of the United States.

3.1

Appointment of Foreign Sub-Custodians. In accordance with Section 1, the Custodian is authorized and instructed to employ as sub-custodians for the Fund’s securities and other assets maintained outside of the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto (“foreign sub-custodians”). Upon receipt of Proper Instructions, together with a certified resolution of the Trustees of the Fund, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign institutions and foreign securities depositories to act as sub-custodians. Upon receipt of Proper Instructions from the Fund, the Custodian shall cease the employment of any one or more of such sub-custodians for maintaining custody of the Fund’s assets.

3.2

Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) “foreign securities,” as defined in paragraph (c)(1) of Rule l7f-5 under the Investment Company Act of 1940, as amended, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund’s foreign securities transactions.

3.3

Foreign Securities Depositories. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof.

3.4

Segregation of Securities. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Fund and physically segregate in the account, securities and other assets of the Fund, and, in the event that such institution deposits the Fund’s securities in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for the Fund, the securities so deposited (all collectively referred to as the “Account”).

3.5

Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall provide that: (a) the Fund’s assets will not be subject to any rights, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the Fund’s assets will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Fund; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6	Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7

Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund’s securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

3.8

Transactions in Foreign Custody Account. (a) Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall make or cause its foreign sub-custodian to transfer, exchange or deliver foreign securities owned by the Fund, but except to the extent explicitly provided herein only in one of the circumstances specified in Section 2.2.

(b) Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay put or cause its foreign sub-custodians to pay out monies of the Fund, but except to the extent explicitly provided herein only in one of the circumstances specified in Section 2.8.

(c) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

(d) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity’s nominee to the same extent as set forth in Section 2.3 of this Contract and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9

Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Account from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution’s performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10

Liability of Custodian. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in Section 1 of this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.12 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody of any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

3.11

Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians, if any, employed by the Custodian on behalf of the Fund. Such information shall be of the kind and scope customarily furnished in order to comply with the provisions of Rule 17f-5 under the Investment Company Act of 1940, as amended. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or is notified by a foreign banking institution employed as a foreign sub-custodian that there appears to be a substantial likelihood that its shareholders’ equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders’ equity has declined below $200 million (in each case computed, in accordance with generally accepted U.S. accounting principles).

3.12

Branches of U.S. Banks. Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Fund assets maintained in a foreign branch of a banking institution which is a “bank” as defined by Section 2(a)(5) of the Investment Company Act of 1940, as amended, which meets the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract.

4.	Duties of Custodian with Respect to the Books of Account and Calculation of Net Asset Value and Net Income.

The Custodian shall keep the books of account of the Fund and compute the net asset value per share of the outstanding shares of the Fund. The Custodian shall also calculate daily the net investment income of the Fund as described in the Fund’s currently effective Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net investment income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net investment income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund’s currently effective Prospectus. The Custodian shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Contract, present or future, any information, reports, or other material which any such body by reason of this Contract may request or require pursuant to applicable laws and regulations. The Custodian shall not disclose or use any records it has prepared by reason of this Contract in any manner except as expressly authorized herein or directed by the Fund and shall Keep confidential any information obtained by reason of this Contract.

5.	Records.

The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, as amended, with particular attention to Section 31 thereof and Rules 31a-l and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund’s request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

6.	Opinion of Fund’s Independent Accountant.

The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with the preparation of the Fund’s Form N-1A, and Form N-SAR or other periodic reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

7.	Reports to Fund by Independent Public Accountants.

The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

8.	Compensation of Custodian.

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

9.	Responsibility of Custodian.

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement, if any, entered into between the Custodian and the Fund.

If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the

Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If the Fund requires the Custodian to advance cash or securities for any purpose or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund’s assets to the extent necessary to obtain reimbursement.

10.	Effective Period, Termination and Amendment.

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however, that the Custodian shall not act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees of the Fund have approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund may at any time by action of its Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

11.	Successor Custodian.

If a successor custodian shall be appointed by the Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund’s securities held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

In the event that no written order designating a successor custodian or certified copy of a vote of the Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the Investment Company Act of 1940, as amended, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund’s securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of vote referred to or of the Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties of and obligations of the Custodian shall remain in full force and effect.

12.	Interpretive and Additional Provisions.

In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree, on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

13.	Insurance.

The Custodian shall at all times maintain insurance coverage deemed adequate by the Custodian in light of its duties hereunder and its other obligations and activities.

14.	Additional Funds.

In the event that the Fund establishes one or more series with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Fund hereunder.

15.	Massachusetts Law to Apply.

This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

16.	Prior Contracts.

This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund’s assets.

The name “Harbor Growth Fund” is the designation of the Trustees for the time being under a Declaration of Trust dated May 20, 1986, as amended, and all persons dealing with the Fund must look solely to the Fund’s property for the enforcement of any claims against the Fund as neither the Trustees, officers, agents nor Shareholders assume any personal liability for obligations entered into on behalf of the Fund.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 19th day of November, 1986.

ATTEST	HARBOR GROWTH FUND

By
Betty J. Csehi, Secretary		Barry P. Walsh, President

ATTEST	STATE STREET BANK AND TRUST COMPANY

By
Assistant Secretary		Vice President

AMENDMENT TO THE

CUSTODIAN CONTRACT

AGREEMENT made this 1st day of November 1988 by and between STATE STREET BANK AND TRUST COMPANY (“Custodian) and HARBOR FUND (the Fund)

WITNESSETH THAT

WHEREAS, the Custodian and the Fund are parties to a Custodian Contract dated November 19, 1986 (as amended to date, the “Contract) which governs the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund

NOW THEREFORE, the Custodian and the Fund hereby amend the terms of the Custodian Contract and mutually agree to the following

Replace subsection 7) of Section 2 2 Delivery of Securities with the following new subsection 7)

7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with “street delivery custom, provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian’s own negligence or willful misconduct,

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written

ATTEST	HARBOR FUND

ATTEST	STATE STREET BANK AND TRUST COMPANY

Assistant Secretary	Vice President

AMENDMENT TO CUSTODIAN CONTRACT

AGREEMENT made this 2nd day of January, 1992 by and between STATE STREET BANK AND TRUST COMPANY (the “Custodian” and HARBOR FUND (the “Fund”).

WHEREAS, the Custodian and the Fund are parties to a Custodian Contract dated November 19, 1986 (the “Custodian Contract”) which governs the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund;

WHEREAS, the Fund desires to engage in the trading of Time Deposits in connection with its investment activity;

NOW THEREFORE, the Custodian and Fund hereby amend the terms of the Custodian Contract and mutually agree to the following provisions.

1)    Add to Section 2.8, the following:

“or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Section 2.17”

2)    Insert at the beginning of Section 2.9 the following phrase:

“Except as specifically stated otherwise in this Agreement,”

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by a duly authorized representative as of the aforementioned day and year.

ATTEST	HARBOR FUND

ATTEST	STATE STREET BANK AND TRUST COMPANY

Assistant Secretary	Vice President

AMENDMENT

The Custodian Contract dated November 11, 1986 between Harbor Fund (the “Fund”) and State Street Bank and Trust Company (the “Custodian”) is hereby amended as follows:

I.    Section 2.1 is amended to read as follows:

“Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund, other than (a) securities which are maintained pursuant to Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as “Securities System” and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent (“Direct Paper”) which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to Section 2.12.A.”

II.    Section 2.2 is amended to read, in relevant part as follows:

“Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian’s Direct Paper book entry system account (“Direct

Paper System Account”) only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

1) . . . .

.

.

.

14) . . . .”

III.    Section 2.8(1) is amended to read in relevant part as follows:

“Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

1)

Upon the purchase of securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.12 hereof or (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.12A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian’s account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Section 2.17;”

IV.    Following Section 2.12, there is inserted a new Section 2.12.A to read as follows:

2.12. A “Fund Assets Held in the Custodian’s Direct Paper System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

1)	No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

2)

The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account (“Account”) of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

3)	The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

4)

The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

5)

The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day’s transaction in the Securities System for the account of the Fund;

6)	The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time.”

V.	Section 10 is hereby amended to read as follows:

“Effective Period, Termination and Amendment

This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees of the Fund have approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.12.A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees have approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund may at any time by action of its Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.”

Except as otherwise expressly amended and modified herein, the provisions of the Custodian Contract shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representatives and its Seal to be hereto affixed as of the 18th day of May, 1992.

ATTEST:		HARBOR FUND

By:

ATTEST:		STATE STREET BANK AND TRUST COMPANY

By:
Assistant Secretary		Senior Vice President

October 31, 1993

State Street Bank and Trust Company Attn: Fiduciary Control 1776 Heritage Drive North Quincy, Massachusetts 02171

RE:	Harbor Fund

In accordance with paragraph 14 of the Custodian Agreement dated November 19, 1986, between the Harbor Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor International Growth Fund and render such services as Custodian as are provided for under the terms of the Agreement.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor and retaining one copy for your records.

HARBOR FUND

BY:		TITLE:	TREASURER
CONSTANCE L. SOUDERS

Agreed to this 31st day of October, 1993.

STATE STREET BANK AND TRUST COMPANY

BY:
VICE CHAIRMAN

K:\CONTRACT\Harbor Fund\State Street, Custodian HIGF

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

AMENDMENT TO CUSTODIAN CONTRACT

Agreement made by and between State Street Bank and Trust Company (the “Custodian”) and Harbor Fund (formerly Harbor Growth Fund) (the “Fund”).

WHEREAS, the Custodian and the Fund are parties to a custodian contract dated November 11, 1986 as amended August 15, 1988, November 1, 1988, January 2, 1992 and May 18, 1992 (the “Custodian Contract”) governing the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund; and

WHEREAS, the Custodian and the Fund desire to amend the terms and conditions under which the Custodian maintains the Fund’s securities and other non-cash property in the custody of certain foreign sub-custodians in conformity with the requirements of Rule 17f-5 under the Investment Company Act of 1940, as amended;

NOW THEREFORE, in consideration of the premises and covenants contained herein, the Custodian and the Fund hereby amend the Custodian Contract by the addition of the following terms and provisions;

1.     Notwithstanding any provisions to the contrary set forth in the Custodian Contract, the Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

2.     Except as specifically superseded or modified herein, the terms and provisions of the Custodian Contract shall continue to apply with full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed as a sealed instrument in its name and behalf by its duly authorized representative this 27th day of July, 1995.

HARBOR FUND

By:
Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY

By:
Title:	Vice President

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to the Custodian Contract is made as of February 23, 1998 by and between Harbor Fund (the “Fund”) and State Street Bank and Trust Company (the “Custodian”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 11, 1986 (as amended and in effect from time to time, the “Contract”); and

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a “Portfolio”, and, collectively, the “Portfolios”); and

WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 (“Rule 17f-5”) promulgated under the Investment Company Act of 1940, as amended; and

WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I.	Article 3 of the Contract is hereby deleted, and Articles 4 through 16 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 17, respectively.

II.	New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.	The Custodian as Foreign Custody Manager.

3.1.	Definitions.

Capitalized terms in this Article 3 shall have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country’s political environment; economic and financial infrastructure (including any Mandatory Securities Depositories operating in the country); prevailing or developing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Eligible Foreign Custodian” has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5) or a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the United States Securities and Exchange Commission (the “SEC”)), except that the term does not include Mandatory Securities Depositories.

“Foreign Assets” means any of the Portfolios’ investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios’ transactions in such investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(2) of Rule 17f-5 and shall specifically mean the Delegate.

“Mandatory Securities Depository” means a Securities Depository that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such Securities Depository; or (iii) because maintaining or effecting trades in securities outside the Securities Depository is not consistent with prevailing or developing custodial or market practices.

“Proper Instructions” has the meaning set forth in the Contract.

“Securities Depository” means a securities depository or clearing agency selected by the Custodian and meeting the requirements of an Eligible Foreign Custodian (as defined in Rule 17f-5 or by other appropriate action of the SEC).

3.2.	Delegation to the Custodian as Foreign Custody Manager.

The Fund, on behalf of each Portfolio, by resolution adopted by its Board of Trustees (the “Board”), hereby appoints the Custodian as the Foreign Custody Manager of each Portfolio and delegates to the Custodian the responsibilities set forth in this Article 3 with respect to Foreign Assets of each Portfolio held outside the United States, and the Custodian hereby accepts such delegation.

2

3.3.	Countries Covered.

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to (i) the countries for which the Foreign Custody Manager has received Proper Instructions to open an account or to place or maintain Foreign Assets and, (ii) with respect to such countries, the custody arrangements listed on Schedule A to this Contract (which Schedule A may be amended from time to time by the Foreign Custody Manager) with respect to which the Fund has fulfilled the applicable account opening requirements. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of each Portfolio. Mandatory Securities Depositories and Special Sub-Custodians are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account, or to place or maintain Foreign Assets, in a country listed on Schedule A, and the fulfillment by the Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by me Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board to the Custodian as Foreign Custody Manager of that Portfolio with respect to that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolio with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such other period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to a Portfolio with respect to the country as to which the Custodian’s acceptance of delegation is withdrawn.

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3.4.	Scope of Delegated Responsibilities.

3.4.1.	Selection of Eligible Foreign Custodians.

Subject to the provisions of this Article 3, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A (as amended from time to time) with respect to which countries (a) the Foreign Custody Manager has received Proper Instructions to open an account or to place or maintain Foreign Assets and (b) the Fund has fulfilled the applicable account opening requirements.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

3.4.2.	Contracts With Eligible Foreign Custodians.

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

3.4.3.	Monitoring.

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor at reasonable intervals the initial and continuing appropriateness of (i) maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall withdraw all Foreign Assets from such Eligible Foreign Custodian as soon as is reasonably practicable and notify the Board in accordance with Section 3.7 hereunder.

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3.5.	Guidelines for the Exercise of Delegated Authority.

It shall not be the responsibility of the Foreign Custody Manager to consider Country Risk as part of its delegated responsibilities pursuant to this Amendment. The Fund, on behalf of the Portfolios, and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories other than as set forth in Section 3.10 hereof.

3.6.	Standard of Care as Foreign Custody Manager of a Portfolio.

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the Investment Company Act of 1940, as amended, would exercise. The Foreign Custody Manager agrees to promptly notify the Board if the Foreign Custody Manager believes it cannot perform its duties as set forth herein in accordance with the foregoing standard of care, either generally or with respect to a specific country set forth on Schedule A.

3.7.	Reporting Requirements.

The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of a Portfolio described in this Article 3. Amended Schedules A and B and such reports of material change shall be provided to the Board no later than the regularly scheduled quarterly Board meeting next following the event to be reported; if the Foreign Custody Manager determines that any matter should be reported prior to such a Board meeting, it shall direct such report to the Fund’s secretary. The Foreign Custody Manager shall provide the Board at least annually, in a form to be mutually agreed upon from time to time by the Fund and the Foreign Custody Manager, with (i) information relating to the Foreign Custody Manager’s ability to perform its duties as described herein, and (ii) certification of the Foreign Custody Manager’s compliance with the provisions of Rule 17f-5.

3.8.	Representations with Respect to Rule 17f-5.

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of each Portfolio.

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3.9.	Effective Date and Termination of the Custodian as Foreign Custody Manager.

The Board’s delegation to the Custodian as Foreign Custody Manager of a Portfolio shall be effective as of the date of execution of this Amendment and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty days (or such other period as to which the parties agree in writing) after receipt by the non-terminating party of such notice. The provisions of Section 3.3 of this Article 3 shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Fund with respect to designated countries.

3.10	Information Regarding Country Risk.

The Custodian shall provide to the Board (and, in accordance with Proper Instructions, its duly-authorized agents) reports advising the Fund promptly after any change in the foreign custody arrangements of the Fund involving a Mandatory Securities Depository. The Custodian will act in accordance with Proper Instructions with respect to the liquidation or other withdrawal of Foreign Assets from a Mandatory Securities Depository.

In the event that the Foreign Custody Manager shall in the future offer review or other information services with respect to Mandatory Securities Depositories other than as set forth herein, it agrees that it shall notify the Fund thereof and negotiate in good faith with the Fund with respect thereto.

4.	Duties of the Custodian with Respect to Property of a Portfolio Held Outside the United States.

4.1	Definitions.

Capitalized terms in this Article 4 shall have the following meanings in the Contract:

“Foreign Securities System” means either a Securities Depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

“Foreign Sub-Custodian” means a foreign banking institution serving as an Eligible Foreign Custodian.

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4.2.	Holding Securities.

The Custodian shall identify on its books as belonging to a Portfolio, the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including each Portfolio, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to such securities which are maintained in such account shall identify those securities as belonging to the Portfolio and (ii) the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3.	Foreign Securities Systems.

Except as may otherwise be agreed upon in writing by the Custodian and the Fund, foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4.	Transactions in Foreign Custody Account.

4.4.1.	Delivery of Foreign Assets.

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of a Portfolio held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(i)

upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such Assets are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

(ii)	in connection with any repurchase agreement related to foreign securities;

(iii)	to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolio;

(iv)	to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

7

(v)

to the issuer thereof; or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)

to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian’s own negligence or willful misconduct;

(vii)

for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii)

in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(ix)	for delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Portfolio;

(x)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(xi)	in connection with the lending of foreign securities; and

(xii)

for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board or of an Executive Committee of the Board so authorized by the Board, signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary that the resolution was duly adopted and is in full force and effect (a “Certified Resolution”), specifying the Foreign Assets to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such Assets shall be made.

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4.4.2.	Payment of Portfolio Monies.

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

(i)

upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

(ii)	in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

(iii)

for the payment of any expense or liability of the Portfolio including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

(iv)	for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

(v)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(vii)	in connection with the borrowing or lending of foreign securities; and

(viii)

for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a Certified Resolution specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

4.4.3.	Market Conditions: Market Information.

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of a Portfolio and delivery of Foreign Assets maintained for the account of a Portfolio may be effected in accordance with the customary established securities trading or processing practices and procedures in the

9

country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5.	Registration of Foreign Securities.

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Fund (on behalf of the applicable Portfolio) or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing for the benefit of the Fund, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Fund (on behalf of the applicable Portfolio) under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6.	Bank Accounts.

A bank account or bank accounts opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7.	Collection of Income.

The Custodian shall use reasonable endeavors to promptly collect all income and other payments in due course with respect to the Foreign Assets held hereunder to which a Portfolio shall be entitled and shall credit such income, as collected, to the Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

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4.8.	Proxies.

The Custodian will generally with respect to the foreign securities held under this Article 4 use its reasonable endeavors to facilitate the exercise of voting and other shareholder proxy rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.	Communications Relating to Foreign Securities.

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of a Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolio at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least two business days prior to the date on which such right or power is to be exercised.

4.10.	Liability of Foreign Sub-Custodians and Foreign Securities Systems.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall require the Foreign Sub-Custodian to exercise the commercially usual level of care for such market in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with such Foreign Sub-Custodian’s performance of such obligations. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund and any applicable Portfolio has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.	Tax Law.

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the

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Portfolios by the tax law of the United States or of any state or political subdivision thereof. With respect to jurisdictions other than the United States, the sole responsibility of the Custodian with regard to the tax law of any such jurisdiction shall be to use reasonable efforts to (a) notify the Fund of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of such jurisdictions, including responsibility for withholding and other taxes, assessment or other governmental charges, certifications and government reporting and (b) perform such ministerial steps as are required to collect any tax refund, to ascertain the appropriate rate of tax withholding and to provide such documents as may be required to enable each Fund to receive appropriate tax treatment under applicable tax laws and any applicable treaty provisions. The Custodian, in performance of its duties under this Section, shall be entitled to treat each Fund as a Delaware business trust which is “registered investment company” under the laws of the United States, and it shall be the duty of each Fund to inform the Custodian of any change in the organization, domicile or, to the extent within the knowledge of the Fund, other relevant facts concerning tax treatment of the Fund and further to inform the Custodian if the Fund is or becomes the beneficiary of any special ruling or treatment not applicable to the general nationality and category of entity of which the Fund is a part under general laws and treaty provisions. The Custodian shall be entitled to rely on any information supplied by each Fund. The Custodian may engage reasonable professional advisors disclosed to the Fund by the Custodian, which may include attorneys, accountants of financial institutions in the regular business of investment administration and may rely upon advice received therefrom.

4.12	Ownership Certificates for Tax Purposes.

The Custodian shall execute ownership and other certificates and affidavits for all governmental purposes in connection with receipt of income or other payments with respect to foreign securities of each Portfolio held by it and in connection with transfers of such securities.

4.13.	Liability of Custodian.

Except as may arise from the Custodian’s own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities Depository, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

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4.14	Direction as to Special Sub-Custodians.

Upon receipt by the Custodian of Proper Instructions and a Certified Resolution, the Custodian shall, on behalf of one or more of the Portfolios, appoint one or more banks, trust companies or other entities described in such Certified Resolution (and not part of the Custodian’s then-current network of sub-custodian banks) to be a Sub-Custodian for the purpose of effecting any transaction(s) described in such Certified Resolution (each such entity a “Special Sub-Custodian”). Each such duly-appointed Special Sub-Custodian shall be listed on Schedule B hereto. In connection with the appointment of any Special Sub-Custodian, the Custodian shall enter into an agreement with the Special Sub-Custodian the form of which shall be approved by the Fund. The Custodian shall not be liable to, and shall be kept indemnified by, the Fund for any loss, damage or expense suffered or incurred by such Fund, any Portfolio or the Custodian, resulting from the actions or omissions of a Special Sub-Custodian.

III.

Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:	STATE STREET BANK AND TRUST COMPANY
By:
Glenn Ciotti	Name:	Ronald E. Logue
VP & Assoc. Counsel	Title:	Executive Vice President

WITNESSED BY:	HARBOR FUND
By:
	Name:	Constance L. Souders
	Title:	Treasurer

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SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Argentina	Citibank, N.A.	—

Australia	Westpac Banking Corporation	—

Austria	Erste Bank der oesterreichischen Sparkasen AG	—

Bahrain	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	—

Bangladesh	Standard Chartered Bank	—

Belgium	Generale Bank	—

Bermuda	The Bank of Bermuda Limited	—

Bolivia	Banco Boliviano Americano	—

Botswana	Barclays Bank of Botswana Limited	—

Brazil	Citibank, N.A.	—

Bulgaria	ING Bank N.V.	—

Canada	Canada Trustco Mortgage Company	—

Chile	Citibank, N.A.	—

People’s Republic of China	The Hongkong and Shanghai Banking Corporation Limited, Shanghai and Shenzhen branches	—

Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	—

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Croatia	Privredana banka Zagreb d.d	—

Cyprus	Barclays Bank PLC Cyprus Offshore Banking Unit	—

Czech Republic	Ceskoslovenska Obchodni Banka A.S.	—

Denmark	Den Danske Bank	—

Ecuador	Citibank, N.A.	—

Egypt	National Bank of Egypt	—

Estonia	Hansabank	—

Finland	Merita Bank Ltd.	—

France	Banque Paribas	—

Germany	Dresdner Bank AG	—

Ghana	Barclays Bank of Ghana Limited	—

Greece	National Bank of Greece S.A	Bank of Greece

Hong Kong	Standard Chartered Bank	—

Hungary	Citibank Budapest Rt.	—

India	Deutsche Bank AG; The Hongkong and Shanghai Banking Corporation Limited	—

Indonesia	Standard Chartered Bank	—

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Ireland	Bank of Ireland	—

Israel	Bank Hapoalim B.M.	—

Italy	Banque Paribas	—

Ivory Coast	Société Générale de Banquesen Côte d’lvoire	—

Jamaica	Scotiabank Trust and Merchant Bank	—

Japan	The Daiwa Bank, Limited; The Fuji Bank, Limited	Japan Securities Depository Center;

Jordan	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	—

Kenya	Barclays Bank of Kenya Limited	—

Republic of Korea	The Hongkong and Shanghai Banking Corporation Limited	—

Latvia	Hansabank	—

Lebanon	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	Custodian and Clearing Center of Financial Instruments for Lebanon (MIDCLEAR) S.A.L.;

Lithuania	Vilniaus Bankas AB	—

Malaysia	Standard Chartered Bank Malaysia Berhad	—

Mauritius	The Hongkong and Shanghai Banking Corporation Limited	—

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Mexico	Citibank Mexico, S.A.	—

Morocco	Banque Commerciale du Maroc	—

Namibia	(via) Standard Bank of South Africa	—

The Netherlands	MeesPierson N.V.	—

New Zealand	ANZ Banking Group: (New Zealand) Limited	—

Norway	Christiania Bank og Kreditkasse	—

Oman	The British Bank of the Middle East (as delegate of the Hongkong and Shanghai Banking Corporation Limited)	—

Pakistan	Deutsche Bank AG	—

Peru	Citibank, N.A.	—

Philippines	Standard Chartered Bank	—

Poland	Citibank Poland S.A.	—

Portugal	Banco Comercial Português	—

Romania	ING Bank, N.V.	—

Russia	Credit Suisse First Boston, Zurich via Credit Suisse First Boston Limited, Moscow	—

Singapore	The Development Bank of Singapore Ltd.	—

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Slovak Republic	Ceskoslovenska Obchodná Banka A.S.	—

Slovenia	Banka Creditanstalt d.d.	—

South Africa	Standard Bank of South Africa Limited	—

Spain	Banco Santander, S.A.	—

Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	—

Swaziland	Barclays Bank of Swaziland Limited	—

Sweden	Skandinaviska Enskilda Banken	—

Switzerland	Union Bank of Switzerland	—

Taiwan - R.O.C.	Central Trust of China	—

Thailand	Standard Chartered Bank	—

Trinidad & Tobago	Republic Bank Ltd.	—

Tunisia	Banque Internationale Arabe de Tunisie	—

Turkey	Citibank, N.A.	—

United Kingdom	State Street Bank and Trust	—

Uruguay	Citibank, N.A.	—

Venezuela	Citibank, N.A.	—

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country	Subcustodian	Non-Mandatory Depositories
Zambia	Barclays Bank of Zambia Limited	—

Zimbabwe	Barclays Bank of Zimbabwe Limited	—

Euroclear (The Euroclear System)

Cedel (Cedel Bank, société anonyme)

INTERSETTLE (for EASDAQ Securities)

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
Argentina	-Caja de Valores S.A.;

-CRYL

Australia	-Austraclear Limited;

-Reserve Bank Information and Transfer System

Austria	-Öesterreichische Kontrollbank AG (Wertpapiersammelbank Division)

Belgium	-Caisse Interprofessionnelle de Dépôts et de Virements de Titres S.A.;

-Banque Nationale de Belgique

Brazil	- Câmara de Liquidaçâo de Sâo Paulo, (Calispa);

-Bolsa de Valores de Rio de Janeiro
- All SSB clients presently use Calispa

-Central de Custodia e de Liquidaçâo Financeira de Titulos

-Banco Central do Brasil, Systema Especial de Liquidaçâo e Custodia

Bulgaria	- Central Depository AD

Canada	-The Canadian Depository for Securities Limited; West Canada Depository Trust Company [depositories linked]

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
People’s Republic of China	-Shanghai Securities Central Clearing and Registration Corporation;

-Shenzhen Securities Central Clearing Co., Ltd.

Croatia	Ministry of Finance

Czech Republic	-Stredisko cenných papĺrů;

-Czech National Bank

Denmark	-Vaerdipapircentralen - The Danish Securities Center

Egypt	-Misr Company for Clearing, Settlement, and Central Depository

Estonia	- Eesti Vaartpaberite Keskdepositooruim

Finland	-The Finnish Central Securities Depository

France	-Société Interprofessionnelle pour la Compensation des Valeurs Mobiliéres;

-Banque de France, Saturne System

Germany	-The Deutscher Kassenverein AG

Greece	-The Central Securities Depository (Apothetirion Titlon A.E.);

Hong Kong	-The Central Clearing and Settlement System;

-The Central Money Markets Unit

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
Hungary	-The Central Depository and Clearing House (Budapest) Ltd. [Mandatory for Gov’t Bonds only; SSB does not use for other securities]

India	The National Securities Depository Limited

Indonesia	-Bank of Indonesia

Ireland	-The Central Bank of Ireland, The Gilt Settlement Office

Israel	-The Clearing House of the Tel Aviv Stock Exchange;

-Bank of Israel

Italy	-Monte Titoli S.p.A.;

-Banca d’Italia

Japan	-Bank of Japan Net System

Republic of Korea	-Korea Securities Depository Corporation

Latvia	- The Latvian Central Depository

Lebanon	-The Central Bank of Lebanon

Lithuania	- The Central Securities Depository of Lithuania

Malaysia	-Malaysian Central Depository Sdn. Bhd.;

-Bank Negara Malaysia, Scripless Securities Trading and Safekeeping Systems

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
Mauritius	-The Central Depository & Settlement Co. Ltd.

Mexico	-S.D. INDEVAL, S.A. de C.V. (Institute para el Depósito de Valores);

The Netherlands	-Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (“NECIGEF”);

New Zealand	-New Zealand Central Securities Depository Limited

Norway	-Verdipapirsentralen - The Norwegian Registry of Securities

Oman	-Muscat Securities Market

Peru	-Caja de Valores y Liquidaciones (CAVALI, S.A.)

Philippines	-The Philippines Central Depository Inc.

-The Book-Entry-System of Bangko Sentral ng Pilipinas;

-The Registry of Scripless Securities of the Bureau of the Treasury

Poland	-The National Depository of Securities (Krajowy Depozyt Papierów Wartościowych);

-National Bank of Poland

Portugal	-Central de Valores Mobiliários

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
Romania	-National Securities Clearing, Settlement and Depository Co.;

-Bucharest Stock Exchange;

-National Bank of Romania

Singapore	-The Central Depository (Pvt.) Limited;

-Monetary Authority of Singapore

Slovak Republic	-Stredisko Cenných Papierov;

-National Bank of Slovakia

Slovenia	- Klirinsko Depotna Bruzba

South Africa	-The Central Depository Limited

Spain	-Servicio de Compensación y Liquidación de Valores, S.A.;

-Banco de España, Anotaciones en Cuenta

Sri Lanka	-Central Depository System (Pvt) Limited

Sweden	-Värdepapperscentralen VPC AB - The Swedish Central Securities Depository

Switzerland	-Schweizerische Effekten - Giro AG;

Taiwan - R.O.C.	-The Taiwan Securities Central Depository Company, Ltd.

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

MANDATORY* DEPOSITORIES

Country	Mandatory Depositories
Thailand	-Thailand Securities Depository Company Limited

Tunisia	-STICODEVAM;

-Central Bank of Tunisia;

-Tunisian Treasury

Turkey	-Takas ve Saklama Bankasi A.S.;

-Central Bank of Turkey

United Kingdom	-The Bank of England, The Central Gilts Office; The Central Moneymarkets Office

Uruguay	-Central Bank of Uruguay

Zambia	-Lusaka Central Depository

*	Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

SCHEDULE C

MARKET INFORMATION

Publication/Type of Information	Brief Description
(Frequency)

The Guide to Custody in World Markets
(annually):	An overview of safekeeping and settlement practices and procedures in each market in which State Street Bank and Trust Company offers custodial services.

The Depository Review (annually):	Information relating to the operating history and structure of depositories located in the markets in which State Street Bank and Trust Company offers custodial services, including transnational depositories.

legal opinions (annually):	With respect to each market in which State Street Bank and Trust Company offers custodial services, opinions relating to whether local law restricts (i) access of a fund’s independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) the Fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (iii) the Fund’s ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Network Bulletins (weekly):	Developments of interest to investors in the markets in which State Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories (as necessary):	With respect to markets in which State Street Bank and Trust Company offers custodial services which exhibit special custody risks, developments which may impact State Street’s ability to deliver expected levels of service.

August 21, 2000
State Street Bank and Trust Company 1776 Heritage Drive
North Quincy, MA 02171
RE: Harbor Mid Cap Growth Fund

Gentlemen:

This is to advise you that Harbor Fund (“the Fund”) has established a new series of shares to be known as Harbor Mid Cap Growth Fund. In accordance with the Additional Funds provision in Section 14 of the Custodian Contract dated November 19, 1986 between the Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the new series under the terms of the respective contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, retaining one copy for your records and returning one copy to the attention of Karen Brenner Wasil, Harbor Fund, One SeaGate, Toledo, OH 43666.

HARBOR MID CAP GROWTH FUND
By:
Karen Brenner Wasil
Type / Print Name
Title:	Secretary

Agreed to this 25th day of September, 2000:

STATE STREET BANK AND TRUST COMPANY
By:
Ronald E. Logue
Type/Print name
Title:	Vice Chairman & COO.

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

August 21, 2000
State Street Bank and Trust Company 1776 Heritage Drive
North Quincy, MA 02171
RE: Harbor Small Cap Growth Fund

Gentlemen:

This is to advise you that Harbor Fund (“the Fund”) has established a new series of shares to be known as Harbor Small Cap Growth Fund. In accordance with the Additional Funds provision in Section 14 of the Custodian Contract dated November 19, 1986 between the Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the new series under the terms of the respective contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, retaining one copy for your records and returning one copy to the attention of Karen Brenner Wasil, Harbor Fund, One SeaGate, Toledo, OH 43666.

HARBOR SMALL CAP GROWTH FUND
By:
Karen Brenner Wasil
Type / Print Name
Title:	Secretary

Agreed to this 25th day of September, 2000:

STATE STREET BANK AND TRUST COMPANY
By:
Ronald E. Logue
Type/Print name
Title:	Vice Chairman & C.O.O.

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to the Custodian Contract is made as of the 2nd day of July, 2001 by and between Harbor Fund (the “Fund”) and State Street Bank and Trust Company (the “Custodian”). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 11, 1986 (as amended and in effect from time to time, the “Contract”);

WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II, Harbor Global Equity Fund, Harbor Growth Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a “Portfolio”, and, collectively, the “Portfolios”);

WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 (“Rule 17f-5”) and the adoption of Rule 17f-7: (“Rule 17f-7”) promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I.

The amendment to the Contract dated February 23, 1998 and relating to the 1997 revision to Rule 17f-5 of the 1940 Act is hereby deleted and the parties hereto agree that it shall be and is replaced in its entirety by the provisions set forth below:

3.	Provisions Relating to Rules 17f-5 and 17f-7

3.1.	Definitions. Capitalized terms in this Amendment shall have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding

Foreign Assets in a particular country including, but not limited to, such country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Eligible Foreign Custodian” has the meaning set forth in section (a)(l) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the “SEC”)), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

“Eligible Securities Depository” has the meaning set forth in section (b)(l) of Rule 17f-7.

“Foreign Assets” means any of the Portfolios’ investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios’ transactions in such investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.	The Custodian as Foreign Custody Manager.

3.2.1    Delegation to the Custodian as Foreign Custody Manager. The Fund, by resolution adopted by its Board of Trustees (the “Board”), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

3.2.2    Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof. The Foreign Custody Manager may not maintain Foreign Assets in any country which is not listed on Schedule A.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the

2

fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Sixty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian’s acceptance of delegation is withdrawn.

3.2.3	Scope of Delegated Responsibilities:

(a)    Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

(b)    Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

(c)    Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian in accordance with Rule 17f-5(c)(l) and (ii) the performance of the contract

3

governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate (because an arrangement no longer meets the requirements of Rule 17f-5 or otherwise), the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

3.2.4    Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

3.2.5    Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board and the Fund’s duly authorized investment adviser an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred, unless the Foreign Custody Manager determines the change in Eligible Foreign Custodian warrants prompt notification to the Board or to the Fund’s duly authorized investment adviser. The Foreign Custody Manager shall make written reports notifying the Board and the Fund’s duly authorized investment adviser of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 at the end of the calendar quarter or within ninety (90) days after the occurrence of the material change, whichever date occurs later. The Foreign Custody Manager agrees to provide written confirmation to the Board and the Fund’s duly authorized investment adviser annually and at such other times as reasonably requested by the Board, that the Fund’s foreign custody arrangements delegated to the Foreign Custody Manager under this Amendment continue to meet the requirements of Rule 17f-5. The Foreign Custody Manager shall provide to the Board, on an annual basis, such information regarding the Foreign Custody Manager to enable the Board to determine that it is reasonable to rely on the Foreign Custody Manager to perform the responsibilities delegated under this Amendment.

3.2.6    Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.2.7    Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

4

3.2.8    Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board’s delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3	Eligible Securities Depositories.

3.3.1    Analysis and Monitoring. The Custodian shall (a) provide the Fund and its duly authorized investment adviser with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(l)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(l)(i)(B) of Rule 17f-7.

3.3.2    Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4.	Duties of the Custodian with Respect to Property of the Portfolios Held Outside the United States.

4.1    Definitions. Capitalized terms in this Article 4 shall have the following meanings:

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B hereto.

“Foreign Sub-Custodian” means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2.    Holding Securities. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

5

4.3.    Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4.	Transactions in Foreign Custody Account.

4.4.1.    Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(i)

upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

(ii)	in connection with any repurchase agreement related to foreign securities;

(iii)	to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

(iv)	to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

(v)

to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)

to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian’s own negligence or willful misconduct;

(vii)

for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii)	in the case of warrants, rights or similar foreign securities, the surrender

6

thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(ix)	for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

(x)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(xi)	in connection with the lending of foreign securities; and

(xii)

for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

4.4.2.    Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

(i)

upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

(ii)	in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

(iii)

for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

(iv)	for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

(v)	in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(vi)	for payment of part or all of the dividends received in respect of securities sold short;

7

(vii)	in connection with the borrowing or lending of foreign securities; and

(viii)	for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

4.4.3.    Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5.    Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6    Bank Accounts. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7.    Collection of Income. The Custodian shall use reasonable commercial efforts to

8

collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8    Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.    Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10.    Liability of Foreign Sub-Custodians. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian’s performance of such obligations. At the Fund’s election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.    Tax Law. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as

9

custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12.    Liability of Custodian. Except as may arise from the Custodian’s own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

II.

Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

[Remainder of page intentionally blank.]

10

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.

WITNESSED BY:	STATE STREET BANK and TRUST COMPANY

By:
Raejene S. LaPlante	Name:	Ronald E. Logue
V.P. and Associate Counsel	Title:	Vice Chairman and Chief Operating Officer

WITNESSED BY:	HARBOR FUND
By:
Karen Brenner Wasil	Name:	Constance L. Souders
Secretary	Title:	Vice President

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
Argentina	Citibank, N.A.

Australia	Westpac Banking Corporation

Austria	Erste Bank der Österreichischen Sparkassen AG

Bahrain	HSBC Bank Middle East
(as delegate of The Hongkong and
Shanghai Banking Corporation Limited)

Bangladesh	Standard Chartered Bank

Belgium	Fortis Bank nv-sa

Bermuda	The Bank of Bermuda Limited

Bolivia	Citibank, N. A.

Botswana	Barclays Bank of Botswana Limited

Brazil	Citibank, N.A.

Bulgaria	ING Bank N.V.

Canada	State Street Trust Company Canada

Chile	BankBoston, N.A.

People’s Republic of China	The Hongkong and Shanghai Banking Corporation Limited, Shanghai and Shenzhen branches

Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria

04/24/01	1

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
Costa Rica	Banco BCT S.A.

Croatia	Privredna Banka Zagreb d.d

Cyprus	The Cyprus Popular Bank Ltd.

Czech Republic	Československá Obchodni
Banka, A.S.

Denmark	Danske Bank A/S

Ecuador	Citibank, N.A.

Egypt	Egyptian British Bank S.A.E. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Estonia	Hansabank

Finland	Merita Bank Plc.

France	BNP Paribas, S.A.

Germany	Dresdner Bank AG

Ghana	Barclays Bank of Ghana Limited

Greece	National Bank of Greece S.A.

Hong Kong	Standard Chartered Bank

Hungary	Citibank Rt.

Iceland	Icebank Ltd.

04/24/01	2

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
India	Deutsche Bank AG

The Hongkong and Shanghai
Banking Corporation Limited

Indonesia	Standard Chartered Bank

Ireland	Bank of Ireland

Israel	Bank Hapoalim B.M.

Italy	BNP Paribas, Italian Branch

Ivory Coast	Société Générale de Banques en Côte d’Ivoire

Jamaica	Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan	The Fuji Bank, Limited

The Sumitomo Bank, Limited

Jordan	HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan	HSBC Bank Kazakhstan

Kenya	Barclays Bank of Kenya Limited

Republic of Korea	The Hongkong and Shanghai Banking Corporation Limited

Latvia	A/s Hansabanka

04/24/01	3

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
Lebanon	HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Lithuania	Vilniaus Bankas AB

Malaysia	Standard Chartered Bank Malaysia Berhad

Mauritius	The Hongkong and Shanghai Banking Corporation Limited

Mexico	Citibank Mexico, S.A.

Morocco	Banque Commerciale du Maroc

Namibia	Standard Bank Namibia Limited

Netherlands	Fortis Bank (Nederland) N.V.

New Zealand	ANZ Banking Group (New Zealand) Limited

Nigeria	Stanbic Merchant Bank Nigeria Limited

Norway	Christiania Bank og Kreditkasse ASA

Oman	HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Pakistan	Deutsche Bank AG

Palestine	HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Panama	BankBoston, N.A.

04/24/01	4

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
Peru	Citibank, N.A.

Philippines	Standard Chartered Bank

Poland	Bank Handlowy w Warszawie S.A.

Portugal	Banco Comercial Português

Qatar	HSBC Bank Middle East (as delegate of The Hongkong and Shanghai Banking Corporation Limited)

Romania	ING Bank N.V.

Russia	Credit Suisse First Boston AO - Moscow (as delegate of Credit Suisse First Boston - Zurich)

Singapore	The Development Bank of Singapore Limited

Slovak Republic	Československá Obchodní Banka, A.S.

Slovenia	Bank Austria Creditanstalt d.d. - Ljubljana

South Africa	Standard Bank of South Africa Limited

Spain	Banco Santander Central Hispano S.A.

Sri Lanka	The Hongkong and Shanghai
Banking Corporation Limited

Swaziland	Standard Bank Swaziland Limited

Sweden	Skandinaviska Enskilda Banken

04/24/01	5

SCHEDULE A

STATE STREET

GLOBAL CUSTODY NETWORK

SUBCUSTODIANS

Country	Subcustodian
Switzerland	UBS AG

Taiwan - R.O.C.	Central Trust of China

Thailand	Standard Chartered Bank

Trinidad & Tobago	Republic Bank Limited

Tunisia	Banque Internationale Arabe de Tunisie

Turkey	Citibank, N.A.

Ukraine	ING Bank Ukraine

United Kingdom	State Street Bank and Trust Company, London Branch

Uruguay	BankBoston, N.A.

Venezuela	Citibank, N.A.

Vietnam	The Hongkong and Shanghai Banking Corporation Limited

Zambia	Barclays Bank of Zambia Limited

Zimbabwe	Barclays Bank of Zimbabwe Limited

04/24/01	6

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Argentina	Caja de Valores S.A.

Australia	Austraclear Limited Reserve Bank Information and Transfer System

Austria	Oestèrreichische Kontrollbank AG (Wertpapiersammelbank Division)

Belgium	Caisse Interprofessionnelle de Dépôts et de Virements de Titres, S.A.

Banque Nationale de Belgique

Brazil	Companhia Brasileira de Liquidação e Custódia Sistema Especial de Liquidação e de Custódia (SELIC)

Central de Custódia e de Liquidação Financeira de Titulos Privados (CETIP)

Bulgaria	Central Depository AD

Bulgarian National Bank

Canada	Canadian Depository for Securities Limited

Chile	Depósito Central de Valores S.A.

People’s Republic of China	Shanghai Securities Central Clearing & Registration Corporation

Shenzhen Securities Central Clearing Co., Ltd.

Colombia	Depósito Centralizado de Valores

04/24/01	1

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Costa Rica	Central de Valores S.A.

Croatia	Ministry of Finance

National Bank of Croatia

Središnja Depozitarna Agencija d.d.

Czech Republic	Stredisko cenných papíru Czech National Bank

Denmark	Vaerdipapircentralen (Danish Securities Center)

Egypt	Misr for Clearing, Settlement, and Depository

Estonia	Eesti Väärtpaberite Keskdepositoorium

Finland	Finnish Central Securities Depository

France	Euroclear France

Germany	Clearstream Banking AG, Frankfurt

Greece	Bank of Greece, System for Monitoring Transactions in Securities in Book-Entry Form Apothetirion Titlon AE - Central Securities Depository

Hong Kong	Central Clearing and Settlement System

Central Moneymarkets Unit

Hungary	Központi Elszámolóház és Értéktár (Budapest) Rt. (KELER)

04/24/01	2

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
India	National Securities Depository Limited

Central Depository Services India Limited

Reserve Bank of India

Indonesia	Bank Indonesia

PT Kustodian Sentral Efek Indonesia

Israel	Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

Italy	Monte Titoli S.p.A.

Ivory Coast	Depositaire Central – Banque de Règlement

Jamaica	Jamaica Central Securities Depository

Japan	Japan Securities Depository Center (JASDEC) Bank of Japan Net System

Kazakhstan	Central Depository of Securities

Kenya	Central Bank of Kenya

Republic of Korea	Korea Securities Depository

Latvia	Latvian Central Depository

04/24/01	3

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Lebanon	Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.

Banque du Liban

Lithuania	Central Securities Depository of Lithuania

Malaysia	Malaysian Central Depository Sdn. Bhd.

Bank Negara Malaysia, Scripless Securities Trading and Safekeeping System

Mauritius	Central Depository and Settlement Co. Ltd.

Bank of Mauritius

Mexico	S.D. INDEVAL (Institute para el Depósito de Valores)

Morocco	Maroclear

Netherlands	Nederlands Centraal Instituut voor Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand	New Zealand Central Securities Depository Limited

Nigeria	Central Securities Clearing System Limited

Norway	Verdipapirsentralen (Norwegian Central Securities Depository)

Oman	Muscat Depository & Securities Registration Company, SAOC

04/24/01	4

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Pakistan	Central Depository Company of Pakistan Limited State Bank of Pakistan

Palestine	Clearing Depository and Settlement, a department of the Palestine Stock Exchange

Peru	Caja de Valores y Liquidaciones, Institutión de Compensación y Liquidatión de Valores S.A

Philippines	Philippine Central Depository, Inc.

Registry of Scripless Securities (ROSS) of the Bureau of Treasury

Poland	National Depository of Securities (Krajowy Depozyt Papierów Wartościowych SA)

Central Treasury Bills Registrar

Portugal	Central de Valores Mobiliários

Qatar	Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania	National Securities Clearing, Settlement and Depository Company

Bucharest Stock Exchange Registry Division

National Bank of Romania

Singapore	Central Depository (Pte) Limited

Monetary Authority of Singapore

04/24/01	5

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Slovak Republic	Stredisko cenných papierov

National Bank of Slovakia

Slovenia	Klirinsko Depotna Druzba d.d.

South Africa	Central Depository Limited

Share Transactions Totally Electronic (STRATE) Ltd.

Spain	Servicio de Compensación y Liquidación de Valores, S.A.

Banco de España, Central de Anotaciones en Cuenta

Sri Lanka	Central Depository System (Pvt) Limited

Sweden	Värdepapperscentralen VPC AB (Swedish Central Securities Depository)

Switzerland	SegaInersettle AG (SIS)

Taiwan - R.O.C.	Taiwan Securities Central Depository Co., Ltd.

Thailand	Thailand Securities Depository Company Limited

Tunisia	Société Tunisienne Interprofessionelle pour la Compensation et de Dépôts des Valeurs Mobilières

Turkey	Takas ve Saklama Bankasi A.S. (TAKASBANK)

Central Bank of Turkey

04/24/01	6

SCHEDULE B

STATE STREET

GLOBAL CUSTODY NETWORK

DEPOSITORIES OPERATING IN NETWORK MARKETS

Country	Depositories
Ukraine	National Bank of Ukraine

United Kingdom	Central Gilts Office and Central Moneymarkets Office

Venezuela	Banco Central de Venezuela

Zambia	LuSE Central Shares Depository Limited

Bank of Zambia

TRANSNATIONAL

Euroclear

Clearstream Banking AG

04/24/01	7

SCHEDULE C

MARKET INFORMATION

Publication/Type of Information	Brief Description
(Frequency)

The Guide to Custody in World Markets (annually)	An overview of safekeeping and settlement practices and procedures in each market in which State Street Bank and Trust Company offers custodial services.

Global Custody Network Review (annually)	Information relating to the operating history and structure of depositories and subcustodians located in the markets in which State Street Bank and Trust Company offers custodial services, including transnational depositories.

Global Legal Survey (annually)	With respect to each market in which State Street Bank and Trust Company offers custodial services, opinions relating to whether local law restricts (i) access of a fund’s independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) the Fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (iii) the Fund’s ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements (annually)	Copies of the subcustodian contracts State Street Bank and Trust Company has entered into with each subcustodian in the markets in which State Street Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):	Developments of interest to investors in the markets in which State Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories (as necessary):	With respect to markets in which State Street Bank and Trust Company offers custodial services which exhibit special custody risks, developments which may impact State Street’s ability to deliver expected levels of service.

December 14, 2001

State Street Bank and Trust Company

Attn: Fiduciary Control

1776 Heritage Drive

North Quincy, Massachusetts 02171

RE:	Harbor Fund

In accordance with paragraph 14 of the Custodian Agreement dated November 19, 1986, between the Harbor Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor Small Cap Value Fund and render such services as Custodian as are provided for under the terms of the Agreement.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor and retaining one copy for your records.

HARBOR SMALL CAP VALUE FUND

BY:
CONSTANCE L. SOUDERS
Vice President & Treasurer

Agreed to this 14th day of December, 2001.

STATE STREET BANK AND TRUST COMPANY

BY:
Executive Vice President

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

March 1, 2002

State Street Bank and Trust Company

Attn: Fiduciary Control

1776 Heritage Drive

North Quincy, Massachusetts 02171

RE:	Harbor Fund

In accordance with paragraph 14 of the Custodian Agreement dated November 19, 1986, between the Harbor Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor Mid Cap Value Fund and render such services as Custodian as are provided for under the terms of the Agreement.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor and retaining one copy for your records.

HARBOR MID CAP VALUE FUND

BY:
CONSTANCE L. SOUDERS
Vice President & Treasurer

Agreed to this 1st day of March, 2002.

STATE STREET BANK AND TRUST COMPANY
BY:
Executive Vice President

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

August 6, 2002

State Street Bank and Trust Company

Attn: Fiduciary Control

1776 Heritage Drive

North Quincy, Massachusetts 02171

RE:	Harbor Fund

Please be advised of the following amendment to the original Custodian Agreement dated November 19, 1986 between Harbor Growth Fund and State Street Bank and Trust Company:

All references to “Harbor Growth Fund” in the original Custodian Agreement dated November 19,1986 are hereby deleted and are replaced with “Harbor Fund”.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor and retaining one copy for your records.

HARBOR FUND

BY:
CONSTANCE L. SOUDERS
Vice President & Treasurer

Agreed to this 6th day of August, 2002.

STATE STREET BANK AND TRUST COMPANY

BY:
Joseph L. Hooley
Executive Vice President

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

December 1, 2002

State Street Bank and Trust Company

Attn: Fiduciary Control

1776 Heritage Drive

North Quincy, Massachusetts 02171

RE:	Harbor Fund

In accordance with paragraph 14 of the Custodian Agreement dated November 19, 1986, between the Harbor Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor High-Yield Bond Fund and render such services as Custodian as are provided for under the terms of the Agreement.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor and retaining one copy for your records.

HARBOR HIGH-YIELD BOND FUND
BY:
KAREN BRENNER WASIL
Secretary

Agreed to effective 1st day of December, 2002.

STATE STREET BANK AND TRUST COMPANY
BY:
Vice President

Distributed by HCA Securities, Inc., One SeaGate, Toledo, Ohio 43666	1-419-247-1940

AMENDMENT TO CUSTODIAN CONTRACT

Amendment dated February 10, 2006, to the Custodian Contract, dated November 11, 1986, as amended, by and between State Street Bank and Trust Company (the “Custodian”) and HARBOR FUND (the “Fund”) (the “Agreement”).

WHEREAS, the Fund and the Custodian wish to amend certain provisions of the Agreement to (a) allow for delivery out of margin in connection with trading in futures and options on futures contracts entered into by the Fund, and (b) amend the provisions for Proper Instructions.

In consideration of the promises and covenants contained herein, the Custodian and the Fund hereby agree to amend the Agreement as described below:

I.	New Section 2.2(15) is hereby added and existing Section 2.2(15) is hereby amended and renumbered Section 2.2(16) as set forth below:

Section 2.2    Delivery of Securities

(15)	For delivery of initial or variation margin in connection with trading in futures and options on futures contracts entered into by the Fund on behalf of a Portfolio;

(16)

For any other purpose, but only upon receipt of Proper Instructions from the Fund, on behalf of the applicable Portfolio, provided that such Proper Instructions must (i) be in writing, (ii) specify the securities of the Portfolio to be delivered, the purpose for which such delivery is to be made, and the name of the person or persons to whom delivery of such securities shall be made, and (iii) be executed by two officers of the Fund, one of which must be either the President or Chief Compliance Officer of the Fund.

II.	New Section 2.8(7) is hereby added and existing Section 2.8(7) is hereby amended and renumbered Section 2.8(8) as set forth below:

Section 2.8    Payment of Fund Monies

(7)	For the payment of initial or variation margin in connection with trading in futures and options on futures contracts entered into by the Fund on behalf of a Portfolio;

(8)

For any other purpose, but only upon receipt of Proper Instructions from the Fund, on behalf of the applicable Portfolio, provided that such Proper Instructions must (i) be in writing, (ii) specify the amount of such payment, (iii) name the person or persons to whom such payment is to be made, and (iv) be executed by two officers of the Fund, one of which must be either the President or Chief Compliance Officer of the Fund

III.	Section 2.17 is amended and replaced as follows:

Section 2.17.    Proper Instructions

“Proper Instructions”, which may also be standing instructions, as used throughout this Contract, except as qualified in Section 2.2(16) and Section 2.8(8), shall mean instructions received by the Custodian from the Fund, the Fund’s investment manager or subadvisor, as duly authorized by the Fund. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the person or entity giving such instructions, provided that the Fund has followed any security procedures agreed to from time to time by the Fund and the Custodian, including, but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum to this Contract. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed promptly in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement, which requires a segregated asset account in accordance with Section 2.13 of this Contract. The Fund or the Fund’s investment manager shall cause its duly authorized officer to certify to the Custodian in writing the names and specimen signatures of persons authorized to give Proper Instructions. The Custodian shall be entitled to rely upon the identity and authority of such persons until it receives notice from the Fund to the contrary.

IV.    Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect. In the event of any conflict between the terms of the Agreement prior to this amendment and this amendment, the terms of this amendment shall prevail.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date written above.

HARBOR FUND

By:
Name:	Charles F. McCain
Title:	Chief Compliance Officer

STATE STREET BANK AND TRUST COMPANY

By:
Joseph L. Hooley
Executive Vice President

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to Custodian Contract is made as of October 31, 2007, by and between Harbor Funds (the “Fund”) and State Street Bank and Trust Company (the “Custodian”).

WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 19, 1986 (as amended and supplemented and in effect from time to time, the “Agreement”); and

WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	AMENDMENTS

A.    Section 11 (formerly Section 10) of the Agreement shall be amended to read as follows:

“11.	EFFECTIVE PERIOD, TERMINATION AND AMENDMENT.

This Contract shall remain in full force and effect for an initial term ending October 31, 2011 (the “Initial Term’’), and may be amended at any time by mutual agreement of the parties hereto. After the expiration of the Initial Term, this Contract shall automatically renew for additional successive one-year terms (each, a “Renewal Term”), and may be terminated by either party during any Renewal Term by written instrument delivered or mailed, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing. During the Initial Term and thereafter, the Fund may immediately terminate this Contract in the event of: (i) the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate agency or court of competent jurisdiction, (ii) the material breach by the Custodian of a material provision of this Contract which State Street has either (1) failed to cure or (2) failed to establish a remedial plan to cure that is reasonably acceptable to the Fund within 30 days’ written notice of such breach, (iii) the finding by a U.S. governmental or regulatory authority that the Custodian has violated material provisions of federal or state laws applicable to the Custodian in its capacity as a custodian and such violation materially affects the Custodian’s performance of the services provided hereunder, and/or (iv) a change of control of the Custodian, such as through an acquisition, merger or similar transaction, which change of control the Fund reasonably believes threatens the Custodian’s or its successor/surviving entity’s continuing performance of the services provided hereunder, provided, however, this clause (iv) shall not apply to transactions involving successor/surviving entities controlled by, under common control with or controlling the Custodian.

The Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Fund’s Declaration of

Trust. Upon termination of this Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.”

B.	Section 2.12 shall be deleted in its entirety and replaced with the following:

‘‘2.12    DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS.

The Custodian may deposit and/or maintain securities owned by the Fund in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a ‘‘U.S. Securities System”) in compliance with the conditions of Rule 17f -4 under the Investment Company Act of 1940, as amended.”

C.	Section 2.12.A (Fund Assets Held in the Custodian’s Direct Paper System) shall be deleted in its entirety.

2.	CONTINUING AGREEMENT

Except as expressly amended by this Amendment to Custodian Contract, the provisions of the Agreement shall remain in full force and effect.

[signature page immediately follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Custodian Contract to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARBOR FUNDS

By:
Name:	David G. Van Hooser
Title:	Chairman

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Joseph L. Hooley
Title:	Vice Chairman

3

March 14, 2008

State Street Bank and Trust Company

Lafayette Corporate Center, LCC/5

2 Avenue de Lafayette

Boston, MA 02111-1724

Attention: John M. Stratton, Senior Vice President

Re:	Custodian Contract

Ladies and Gentlemen:

Reference is hereby made to the Custodian Contract (the “Custodian Contract”) dated as of November 19, 1986, as amended, modified and supplemented from time to time, by and between State Street Bank and Trust Company (“State Street”) and Harbor Funds (“Harbor”).

In accordance with Section 13 (Interpretive and Additional Provisions) of the Custodian Contract, we hereby agree as follows:

1. Fee Schedule. For purposes of Section 11 (Effective Period, Termination and Amendment) of the Custodian Contract, the Global Custody & Accounting Fee Schedule dated as of August 1, 2007, by and between State Street and Harbor (the “Fee Schedule”), is deemed to be a material provision of the Custodian Contract.

2. Confidentiality. Each of Harbor and State Street agrees that it shall maintain the confidentiality of the terms of this letter and the Fee Schedule, and shall not discuss or disclose, nor authorize its agents, attorneys or accountants to discuss or disclose, directly or indirectly, to any person the existence or terms of this letter or the terms of the Fee Schedule, other than as the disclosing party reasonably believes may be required pursuant to applicable law or regulation.

3. Miscellaneous. This letter shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without regard to conflict of law principles, and shall be deemed to be an interpretive provision of the Custodian Contract. This letter shall be binding upon the successors and assigns of Harbor and State Street and may be signed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

Sincerely,

HARBOR FUNDS

By:

Name:	David G. Van Hooser
Title:	Chairman
Duly Authorized

Agreed and accepted:

STATE STREET BANK AND TRUST COMPANY

By:

Name:	Joseph L. Hooley
Title:	Vice Chairman
Duly Authorized

January 2, 2009

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, MA 02111

Attention: Conor J. Ivers

Re: Harbor Funds (the “Fund”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, between the Fund and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for each of the Harbor Target Retirement Funds listed on the attached Schedule A and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor Funds and retaining one copy for your records.

HARBOR FUNDS, ON BEHALF OF EACH SERIES LISTED ON SCHEDULE A

By:

Jodie L. Crotteau, Assistant Secretary

Agreed to effective the 2nd day of January, 2009

STATE STREET BANK AND TRUST COMPANY

By:
Name: Joseph C. Antonellis
Title:	Vice Chairman

P.O. Box 804660 Chicago, IL 60680-4108
Tel 800-422-1050 www.harborfunds.com
Distributed by Harbor Funds Distributors, Inc.

SCHEDULE A

Harbor Target Retirement Income Fund

Harbor Target Retirement 2010 Fund

Harbor Target Retirement 2015 Fund

Harbor Target Retirement 2020 Fund

Harbor Target Retirement 2025 Fund

Harbor Target Retirement 2030 Fund

Harbor Target Retirement 2035 Fund

Harbor Target Retirement 2040 Fund

Harbor Target Retirement 2045 Fund

Harbor Target Retirement 2050 Fund

March 1, 2009

State Street Bank and Trust Company

Attention: Fiduciary Control

1776 Heritage Drive

North Quincy, MA 02171

Re: Harbor Funds (the “Fund”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, between Harbor Funds and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor Global Growth Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor Funds and retaining one copy for your records.

HARBOR GLOBAL GROWTH FUND

By:
Jodie L. Crotteau, Assistant Secretary

Agreed to effective the 1st day of March, 2009

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Joseph C. Antonellis
Title:	Vice Chairman

P.O. Box 804660  ●  Chicago, IL 60680-4108

Tel 800-422-1050  ●  www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

May 1, 2011

State Street Bank and Trust Company

Attention: Fiduciary Control

1776 Heritage Drive

North Quincy, MA 02171

Re: Harbor Funds (the “Fund”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, between Harbor Funds and State Street Bank and Trust Company, the Fund hereby requests that you act as Custodian for the Harbor Convertible Securities Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to Harbor Funds and retaining one copy for your records.

HARBOR CONVERTIBLE SECURITIES FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of May, 2011

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

Execution Version

AMENDMENT TO CUSTODIAN CONTRACT

This Amendment to Custodian Contract is made as of February 29, 2012, by and between HARBOR FUNDS (the “Fund”) and STATE STREET BANK AND TRUST COMPANY (the “Custodian”).

WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 19, 1986 (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”); and

WHEREAS, the Fund and the Custodian desire to further amend certain provisions of the Contract;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

1.	Amendments.

(a) A new Section 18 is hereby added to the Contract as follows:

“18. Data Privacy. The Custodian will implement and maintain a written information security program that contains appropriate security measures to safeguard the personal information of the Funds’ shareholders, employees, directors and/or officers that the Custodian receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) drivers license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number or (f) personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual’s account. Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.”

(b) A new Section 19 is hereby added to the Contract as follows:

“19. Loan Administration Services Addendum. In the event the Fund engages the Custodian to perform loan administration services, the Fund and the Custodian hereby agree to be bound by the terms of the Loan Administration Services Addendum attached hereto as Appendix A and the Fund shall reimburse the Custodian for its fees and expenses related thereto as agreed upon from time to time by the Fund and the Custodian.”

2.	Miscellaneous.

(a) Except as expressly amended hereby, the Contract shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) This Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to any conflict of laws rules.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARBOR FUNDS

By:
Name:	Charles F McCain
Title:	Chief Compliance Officer

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

Execution Version

APPENDIX A

LOAN ADMINISTRATION SERVICES ADDENDUM

TO CUSTODIAN CONTRACT

ADDENDUM to that certain Custodian Contract (the “Contract”) dated as of November 19, 1986 by and between HARBOR FUNDS (the “Fund”) and STATE STREET BANK AND TRUST COMPANY (the “Custodian”). As used in this Addendum, the term “Fund”, in relation to a Loan (as defined below), includes any series of Shares on whose behalf the Fund acts with respect to the Loan.

The following provisions will apply with respect to interests in commercial loans, including loan participations, whether the loans are bilateral or syndicated and whether any obligor is located in or outside of the United States (collectively, “Loans”), made or acquired by a Fund on behalf of one or more of its Portfolios.

SECTION 1. PAYMENT CUSTODY. If a Fund wishes the Custodian to receive payments directly with respect to a Loan for credit to the bank account maintained by the Custodian for the Fund under the Contract,

(a) the Fund will cause the Custodian to be named as the Fund’s nominee for payment purposes under the relevant financing documents, e.g., in the case of a syndicated loan, the administrative contact for the agent bank, and otherwise provide for the payment to the Custodian of the payments with respect to the Loan; and

(b) the Custodian will credit to the bank account maintained by the Custodian for the Fund under the Contract any payment on or in respect of the Loan actually received by the Custodian and identified as relating to the Loan, but with any amount credited being conditional upon clearance and actual receipt by the Custodian of final payment.

SECTION 2. MONITORING. If a Fund wishes the Custodian to monitor payments on and forward notices relating to a Loan,

(a) the Fund will deliver, or cause to be delivered, to the Custodian a schedule identifying the amount and due dates of the scheduled principal payments, the scheduled interest payment dates and related payment amount information, and such other information with respect to the Loan as the Custodian may reasonably require in order to perform its services hereunder (collectively, “Loan Information”) and in such form and format as the Custodian may reasonably request; and

(b) the Custodian will (i) if the amount of a principal, interest, fee or other payment with respect to the Loan is not received by the Custodian on the date on which the amount is scheduled to be paid as reflected in the Loan Information, provide a report to the Fund that the payment has not been received and (ii) if the Custodian receives any consent solicitation, notice of default or similar notice from any syndication agent, lead or obligor on the Loan, undertake reasonable efforts to forward the notice to the Fund.

SECTION 3. EXCULPATION OF THE CUSTODIAN.

(a) Payment Custody and Monitoring. The Custodian will have no liability for any delay or failure by the Fund or any third party in providing Loan Information to the Custodian or for any inaccuracy or incompleteness of any Loan Information. The Custodian will have no obligation to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness any Loan Information or other information or notices received by the Custodian in respect of the Loan. The Custodian will be entitled to (i) rely upon the Loan Information provided to it by the Fund or any other information or notices that the Custodian may receive from time to time from any syndication agent, lead or obligor or any similar party with respect to the Loan and (ii) update its records on the basis of such information or notices as may from time to time be received by the Custodian.

(b) Any Service. The Custodian will have no obligation to (i) determine whether any necessary steps have been taken or requirements have been met for the Fund to have acquired good or record title to a Loan, (ii) ensure that the Fund’s acquisition of the Loan has been authorized by the Fund, (iii) collect past due payments on the Loan, preserve any rights against prior parties, exercise any right or perform any obligation in connection with the Loan (including taking any action in connection with any consent solicitation, notice of default or similar notice received from any syndication agent, lead or obligor on the Loan) or otherwise take any other action to enforce the payment obligations of any obligor on the Loan, (iv) become itself the record title holder of the Loan or (v) make any advance of its own funds with respect to the Loan.

(c) Miscellaneous. The Custodian will not be considered to have been or be charged with knowledge of the sale of a Loan by the Fund, unless and except to the extent that the Custodian shall have received written notice of the sale from the Fund and the proceeds of the sale have been received by the Custodian for credit to the bank account maintained by the Custodian for the Fund under the Contract. If any question arises as to the Custodian’s duties under this Addendum, the Custodian may request instructions from the Fund and will be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund. The Custodian will in all events have no liability, risk or cost for any action taken or omitted with respect to the Loan pursuant to Proper Instructions. The Custodian will have no responsibilities or duties whatsoever with respect to the Loan except as are expressly set forth in this Addendum.

November 1, 2013

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re: Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986 between Harbor Funds and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor Emerging Markets Equity Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR EMERGING MARKETS EQUITY FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of November, 2013

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

November 1, 2014

State Street Bank and Trust Company

Attention: Brian Currier

200 Newport Avenue

North Quincy, MA 02171

Re: Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986 between Harbor Funds and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor Target Retirement 2055 Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR TARGET RETIREMENT 2055 FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of November, 2014

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

June 11, 2015

Harbor Funds

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

Attention: Erik D. Ojala, Vice President & Secretary

Re: Harbor Funds (the “Trust”)

Dear Mr. Ojala:

I am writing to confirm that State Street Bank and Trust Company (“State Street”) has been performing services as custodian to the following series of Harbor Funds (each a “Fund”) since each Fund’s inception date of December 29, 1987 pursuant to the terms of that certain Custodian Contract dated as of November 19, 1986 by and between State Street and the Trust:

Harbor International Fund

Harbor Capital Appreciation Fund

Harbor Large Cap Value Fund

Harbor Bond Fund

Harbor Money Market Fund

Sincerely,

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized

Agreed and Acknowledged:

HARBOR FUNDS
on behalf of:
HARBOR INTERNATIONAL FUND
HARBOR CAPITAL APPRECIATION FUND
HARBOR LARGE CAP VALUE FUND
HARBOR BOND FUND
HARBOR MONEY MARKET FUND

By:
Name:	Erik D. Ojala
Title:	Vice President & Secretary, Duly Authorized

November 1, 2015

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re: Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986 between Harbor Funds and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor Diversified International All Cap Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of November, 2015

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gunjan Kedia
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

February 1, 2016

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re: Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986 between Harbor Funds and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor International Small Cap Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR INTERNATIONAL SMALL CAP FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of February, 2016

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gunjan Kedia
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

March 1, 2017

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re: Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986 between Harbor Funds and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor Strategic Growth Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR STRATEGIC GROWTH FUND

By:
Erik D. Ojala, Vice President & Secretary

Agreed to effective the 1st day of March, 2017

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

HARBOR CAYMAN COMMODITY FUND LTD.

CONFIDENTIAL FEE SCHEDULE

DECEMBER 29, 2017

CUSTODY, FUND ACCOUNTING AND MONEY MARKET SERVICES

Reference is hereby made to (a) the Custodian Contract dated as of November 19, 1986 by and between State Street Bank and Trust Company (“State Street”) and Harbor Funds (the “Mutual Fund Custody Agreement”); (b) the Custody Services Agreement dated as of August 28, 2008 by and between State Street and Harbor Cayman Commodity Fund Ltd. (the “Cayman Fund Custody Agreement” and together with the Mutual Fund Custody Agreement, the “Custody Agreements” and each a “Custody Agreement”); and (c) the Money Market Services Agreement dated as of November 9, 2015 by and between State Street and Harbor Funds (the “Money Market Services Agreement” and collectively with the Custody Agreements the “Agreements,” as the same may be amended, supplemented, restated or otherwise modified from time to time). The parties have entered into this fee schedule (“Fee Schedule”) effective July 1, 2017 (the “Effective Date”) in order to memorialize their agreement on the compensation to be paid by the Funds (as defined below) to State Street for the performance of the services specified in the Agreements (the “Services”). This Fee Schedule shall be subject to the terms and conditions of the Agreements as if it were a part thereof. Unless otherwise agreed by the parties, this Fee Schedule shall apply to the provision of the Services to each fund or series which is a party or is otherwise subject to the Agreements from time to time (each a “Fund” and collectively, the “Funds” or “Complex”). In the event of any conflict between the terms of an Agreement and the terms of this Fee Schedule relating to fees, charges, expenses or other financial terms, the terms of this Fee Schedule shall control. Unless otherwise defined, capitalized terms used herein shall have the meaning given to them in the relevant Agreement, as the context requires.

I.	Custody

In consideration for the provision of custody services by State Street pursuant to the applicable Custody Agreement and the discharge of its other obligations thereunder, each Fund shall be obligated to pay State Street the fees and charges set forth in this Section I, together with any applicable fees and charges payable under Sections IV, V and VI below. On a monthly basis, each Fund shall pay a domestic custody fee equal to the Domestic Custody Basis Point Fee, plus the applicable Foreign Custody Fee, Transaction Processing and Activity Based Fees and DDA Charges, in each case as specified below.1

1.	Domestic Custody Basis Point Fee (per Fund/per year)

	Market Value of Domestic Assets Per Fund All Domestic Assets		Annual Basis Point Rate 0.075

2.	Foreign Custody Fee (per Fund/per month and per transaction)		See Appendix 1

3.	Transaction Processing and Activity Based Fees[2]

	Domestic Transaction Processing Fees[3] (per transaction)
	•	State Street Repurchase Agreements (Repo)	No Charge
	•	Fund of Fund Trades	No Charge
	•	DTC or Fed Book Entry – Automated/Electronic Trade Instruction	$5.00
	•	Mortgage Backed Securities Principal and Income Paydowns	$5.00
	•	Physical Settlement Processing	$20.00

FORM20160505

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

	•	Collateral/Memo Pledging (Fed Book Entry & DTC)	$10.00
	•	Wire Transfers (Fed Wires & Interbank Transfers)[4]	$5.00
	•	Automated Clearing House (ACH) Transfers[5]	$3.50
	•	Processing of Third Party Foreign Exchange - Automated/Electronic Trade Instruction	$40.00
	•	Processing of Third Party Foreign Exchange - Manual Trade Instruction (Fax, etc.)	$90.00
	•	Processing of Foreign Exchange executed through State Street Global Markets[6]	No Charge – See Explanatory Note 6
	•	Listed Futures[7]	$10.00
	•	Listed Options[8]	$15.00
	•	OTC Derivatives[9]	$30.00
	•	Contracts for Differences[10]	$3.75
	•	TBAs	$5.00
	•	All Other Trades	$15.00

	Manual Trade Surcharge (per transaction)[11]		Waived

	Other Custody Fees
	•	OTC Swap and Option Reconciliations to Counterparty (monthly/per position)[12]	$20
	•	Checks (per check, per issuance/certification/stop payment)	$10
	•	Rule 17f-5 Materials (Digital, CD or Printed) (per Fund/per year for Funds with foreign holdings)	To Be Negotiated

4.	DDA Charges

USD DDA Maintenance Fee (per DDA/per month)[13]			$100

Other DDA Charges and Expenses and DDA Limits			See Appendix 2

II.	Fund Accounting

In consideration for the provision of fund accounting or money market services, as applicable, by State Street pursuant to the applicable Custody Agreement or the Money Market Services Agreement, as applicable, and the discharge of its other obligations thereunder, each Fund shall be obligated to pay State Street the fees and charges set forth in this Section II, together with any applicable fees and charges payable under Sections IV, V and VI below. On a monthly basis, each Fund shall pay a fund accounting fee equal to the Fund Accounting Basis Point Fee, plus applicable Feeder Fees, Pricing Fees, Money Market Fund Services Fees and Other Fund Accounting Charges, in each case as specified below.14

1.	Fund Accounting Basis Point Fee (per Fund/per year)

	Net Asset Value Per Fund	Annual Basis Point Rate
	All Assets	0.15

Information Classification: Confidential

FORM20170324	3

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

2.	Pricing Fees

	Pricing (per Fund/per month)		$125

Fair Valuation/State Street Pricing Service
	•	Funds with 5 or more non-US holdings (per Fund/per year)	Waived
	•	Broker Quotes / Directed Pricing Override (per quote or override)	Waived

3.	Money Market Fund Services Fees (as applicable)		See Appendix 3

4.	Other Fund Accounting Charges

	•	Multi-Class Fund Charge - each additional class (in excess of one) (per year)	Waived
	•	Multi-Manager/Sleeves (per sleeve/per year)	$18,000
	•	ASC 820 (formerly FAS 157) Reporting (per Fund/per year)	Waived
	•	ASC 815 (formerly FAS 161) Reporting (per Fund/per year)	Waived
	•	NAV Distributor (per Fund/per year)	Waived
	•	State Street Compliance38 (per Fund/per year)	$600
	•	Fund Merger, Consolidation, or other Reorganization (one time charge/per Fund/per event)	To Be Negotiated
	•	Yield Calculations, including SEC Yield (per calculation/per Fund/per year)
		• Initial	Waived
		• Each additional	Waived
	•	Wash Sales (per Fund/per year)	$2,500

III.	Loan Services

In consideration for the provision of loan services by State Street pursuant to the applicable Custody Agreement and the discharge of its other obligations thereunder, each Fund shall be obligated to pay State Street the fees and charges set forth in this Section III, together with any applicable fees and charges payable under Sections IV, V and VI below. On a monthly basis, each Fund shall pay a loan services fee equal to the Committed Par15 Fee, as specified below.16

1.	Committed Par Fee (per Fund/per year)

	Committed Par of Loans[17]	Annual Basis Point Rate
	$0 - $500 Million	Waived
	Over $500 Million - $1 Billion	Waived
	Over $1 Billion	Waived

Information Classification: Confidential

FORM20170324	4

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

IV.	Cross Product Service Fees

In addition to any other fees, charges or expenses that may be payable under this Fee Schedule, each Fund shall be obligated to pay State Street the fees and charges set forth in this Section IV, as applicable, based on usage of the listed product or service in connection with the Services.18

• SWIFT Messages (per message) [19]	$0.30
• CCO Attestation Report (per Semi-Annual Report/per Fund)	Waived
• SAS99 (audit firm data feeds) (per feed/ per annum)	Waived
• Document and Data Archiving/Storage (per Fund, per month)	$10
• SOC 1 Charges (per Fund, per month) [20]	$75
• Dedicated Hardware I Transmission Lines (per Fund/per month) [21]	To Be Negotiated
• Data Extracts (Standard) (per extract/per annum)[22]	To Be Negotiated
• Data Extracts (Non-standard) (per extract/per annum)[23]	To Be Negotiated
• Custom or Manual Reports (per report/per annum)[24]	Waived
• Development of standard or customized programming or transmissions [25]	$150 per hour
• Maintenance of customized programming or transmissions (per year)[26]	To Be Negotiated
• Vendor oversight and/or due diligence requests (including questionnaires) (per request/ questionnaire/visit)	Waived

V.	Out of Pocket Expenses

Out-of-pocket expenses incurred by State Street (and by its subcustodians and depositories) on behalf of each Fund in connection with the performance of the Services will be passed through to the Funds each month, including, but not limited to, the following expenses:

•	Sub-custodian and Depository Out-of-Pocket Expenses[27]

•	Miscellaneous expenses incurred in connection with foreign custody (e.g., stamp duties, registration costs, script fees, special transportation costs, etc.)

•	Fair Value Vendor Charges[28]

•	Pricing (Non-standard Vendors)[29]

•	ADR and GDR charges

•	Stock Exchange Fees

•	DST (agency charges/output fees/underwriting charges)

•	DTCC/NSCC Charges

•	Tax Certifications and Form Filing

•	Courier or Overnight Delivery (plus $1 handling fee)

•	Notary and Governmental Charges or Filing Fees

•	Reasonable External Legal Expenses[30]

•	Travel, including transportation, meals and lodging, for Fund Board Meeting attendance and other business related travel at a Fund’s request

Out-of-pocket expenses incurred by State Street (and by its subcustodians and depositories) will be billed to the Funds based upon actual usage of a service or an allocated or derived charge for the use of the service for the benefit of the Funds.

Information Classification: Confidential

FORM20170324	5

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

VI.	Additional Services

In the event one or more of the Funds request that State Street (i) provide new or additional services not otherwise expressly required by the Agreements, (ii) modify or otherwise change the Services (including, but not limited to, the elements and/or frequency of any task or function performed as part of the Services), (iii) change the means or manner in which the Services are provided, (iv) change the location from or to which the Services are performed or (v) support or handle any non-standard, one-off or special activities, State Street shall be entitled to additional compensation (to be mutually agreed with the Fund(s)) as a condition to its agreement to implement any such request. For avoidance of doubt, the terms of this Section VI apply, without limitation, to material changes in the legal or regulatory requirements applicable to one or more of the Funds or material changes in the legal, tax or regulatory elections or status of one or more of the Funds which result in changes to the service requirements of such Fund(s).

VII.	Assumptions

The Funds acknowledge that the overall fee structure set forth in this Fee Schedule has been agreed by the parties based on information provided by the Funds and on the basis of certain mutually agreed assumptions which have been set forth in a separate written Projected Business Profile. In the event that the assumptions set forth in the Projected Business Profile prove to be inaccurate, including, but not limited to, if the gross revenue derived from the overall commercial relationship between State Street and the Funds is materially lower than what the Parties agreed would be a reasonable assumption at the time the Agreements were executed, the Parties agree to negotiate an adjustment to such fee structure in good faith.

VIII.	Confidentiality

This Fee Schedule constitutes confidential information of the Parties under the terms of the Agreements and shall not be disclosed to any legal or natural person except as expressly permitted thereunder.

IX.	Payment of Fees

The service fees, charges and reimbursable expenses payable under this Fee Schedule will be invoiced to the Funds on a monthly basis and shall be due upon receipt. Unless otherwise expressly stated, yearly fees will be invoiced in twelve monthly installments. Beginning thirty days from the date of the invoice, State Street will be entitled to charge interest (at the then applicable overdraft interest rate) on any undisputed amounts that remain unpaid.

X.	Term

This Fee Schedule shall become effective as of the Effective Date, shall remain in effect for an initial period of four (4) years, and shall automatically renew for successive one-year periods from year to year thereafter, unless otherwise modified or terminated in accordance with the terms of the Agreements.

[Remainder of Page Intentionally Blank]

Information Classification: Confidential

FORM20170324	6

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

EXECUTION PAGE

IN WITNESS WHEREOF, the Parties hereto have executed this Fee Agreement as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

Name: Andrew Erickson
Title: Executive Vice President

HARBOR FUNDS
On behalf of each of its Funds

Name: Anmarie S. Kolinski
Title: Treasurer

HARBOR CAYMAN COMMODITY FUND LTD.

Name: Erik Ojala
Title: Secretary

Information Classification: Confidential

FORM20170324	7

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

APPENDIX 1

Foreign Custody Fees

On a monthly basis, each Fund shall pay a Foreign Custody Fee equal to the Foreign Custody Asset Charges, plus the Foreign Custody Transaction Charges, in each case as specified below.

Foreign Custody Asset Charges and Foreign Custody Transaction Charges31

Foreign assets are categorized and identified by market as Group A, Group B, Group C, Group D, Group E, Group F Group G, Group H, Group I, Group J, Group K, Group L or Group M. Foreign assets in each market categorized and identified to a market group will be aggregated with all other foreign assets in all other markets categorized and identified as in that same market group for all Funds in the Complex and the basis point rates (tiered basis point rates, if applicable) will be applied. Each Fund shall pay its pro rata share of the Foreign Custody Asset Charges calculated with respect to each market group based on the USD market value of such Fund’s foreign assets with respect to the applicable market group relative to the USD market value of the foreign assets of the entire Complex with respect to the applicable market group. ·

Market Value of Group A Foreign Assets of Complex	Annual Basis Point Rate
$0 - $7.5 Billion	0.40
Over $7.5 Billion	0.35

Market Value of Group B Foreign Assets of Complex	Annual Basis Point Rate
$0 - $10 Billion	0.75
Over $10 Billion	0.60

Market Value of Group C Foreign Assets of Complex	Annual Basis Point Rate
$0 - $11 Billion	1.50
Over $11 Billion	1.35

Market Value of Group D Foreign Assets of Complex	Annual Basis Point Rate
$0 - $750 Million	2.75
Over $750 Million	2.60

Market Value of Group E Foreign Assets of Complex	Annual Basis Point Rate
$0 - $2 Billion	3.50
Over $2 Billion	3.35

Market Value of Group F Foreign Assets of Complex	Annual Basis Point Rate
$0 - $2 Billion	4.00
Over $2 Billion	3.75

Market Value of Group G Foreign Assets of Complex	Annual Basis Point Rate
$0 - $1.5 Billion	6.00
Over $1.5 Billion	5.50

Market Value of Group H Foreign Assets of Complex	Annual Basis Point Rate
All Assets	15.00

Market Value of Group I Foreign Assets of Complex	Annual Basis Point Rate
All Assets	30.00

Information Classification: Confidential

FORM20170324	1

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

Market Value of Group J Foreign Assets of Complex	Annual Basis Point Rate
All Assets	50.00

Market Value of Group K Foreign Assets of Complex	Annual Basis Point Rate
All Assets	55.00

Market Value of Group L Foreign Assets of Complex	Annual Basis Point Rate
All Assets	25.00

Market Value of Group M Foreign Assets of Complex	Annual Basis Point Rate
All Assets	45.00

Group A, Group B, Group C, Group D, Group E, Group F, Group G, Group H, Group I, Group J, Group K, Group L and Group M foreign assets are categorized and identified in the tables below with a letter next to the name of the market identifying the applicable market group to which the market belongs.

Information Classification: Confidential

FORM20170324	2

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

APPENDIX 1

Foreign Custody Fees

- Continued -

Market	Foreign Custody Asset Charge (Basis Points) Tier 1	Foreign Custody Asset Charge (Basis Points) Tier 2	Foreign Custody Transaction Charges	Market	Foreign Custody Asset Charge (Basis Points) Tier 1	Foreign Custody Asset Charge (Basis Points) Tier 2	Foreign Custody Transaction Charges
Albania- K	55.0		$125	Ghana - K	55.0		$100
Argentina – I	30.0		$40	Greece- G	6.00	5.50	$40
Australia—A	0.4	0.35	$15	Hong Kong- E	3.50	3.35	$30
Austria—F	4.0	3.75	$15	Hungary - I	30.0		$100
Bahrain - M	45.0		$75	Iceland - I	30.0		$50
Bangladesh - K	55.0		$75	India- G	6.0	5.50	$75
Belgium- D	2.75	2.60	$30	Indonesia-.F	4.0	3.75	$30
Bermuda- I	30.0		$75	Ireland- C	1.5	1.35	$30
Bosnia & Herzegovina / Srpska – M	45.00		$75	Israel- H	15.0		$30
Botswana – M	45.0		$75	Italy- C	1.5	1.35	$15
Brazil- G	6.0	5.50	$40	Ivory Coast*-K	55.0		$125
Bulgaria -K	55.0		$75	Jamaica - M	45.0		$75
Canada- B	0.75	0.60	$15	Japan-B	0.75	0.60	$15
Cayman Island - I	30.0		$75	Jordan - K	55.0		$125
Clearstream- C	1.50	1.35	$15	Kazakhstan - I	30.0		$125
Chile - I	30.0		$40	Kenya - K	55.0		$100
China - I	30.0		$100	Kuwait - I	55.0		$100
Colombia - L	25.0		$75	Latvia - K	55.0		$75
Costa Rica - K	55.0		$75	Lebanon - K	55.0		$125
Croatia – K	55.0		$100	Lithuania - H	15.0		$50
Cyprus - K	55.0		$125	Malaysia- F	4.0	3.75	$30
Czech Republic - I	30.0		$30	Malawi - M	45.0		$75
Denmark- B	0.75	0.60	$40
Ecuador - H	15.0		$40	Mauritius - H	15.0		$75
Egypt - I	30.0		$40	Mexico- E	3.50	3.35	$15
Estonia – K	55.0		$30	Morocco - I	30.0		$75
Euroclear- C	1.50	1.35	$15	Namibia - I	30.0		$75
Finland- D	2.75	2.60	$30	Netherlands- C	1.5	1.35	$20
France- B	.75	0.60	$15	New Zealand-C	1.5	1.35	$20
Georgia-K	55.0		$75	Nigeria - K	55.0		$75
Germany- C	1.50	1.35	$15	Norway - C	1.5	1.35	$25

*	Ivory Coast includes Benin, Burkina Faso, Mali, Niger, Senegal, Guinea-Bissau and Togo.

Information Classification: Confidential

FORM20170324	3

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

APPENDIX 1

Foreign Custody Fees

- Continued -

	Foreign	Foreign			Foreign	Foreign
	Custody	Custody			Custody	Custody
	Asset	Asset			Asset	Asset
	Charge	Charge	Foreign		Charge	Charge	Foreign
	(Basis	(Basis	Custody		(Basis	(Basis	Custody
	Points)	Points)	Transaction		Points)	Points)	Transaction
Market	Tier 1	Tier 2	Charges	Market	Tier 1	Tier 2	Charges
Oman - K	55.0		$75	Sri Lanka - I	30.0		$100
Pakistan - K	55.0		$100
Palestine - J	50.0		$150	Swaziland - I	30.0		$40
Panama - I	30.0		$75	Sweden - C	1.50	1.35	$20
Peru - K	55.0		$100	Switzerland - C	1.50	1.35	$15
Philippines - H	15.0		$30	Taiwan - G	6.00	5.50	$25
Poland – I	30.0		$40
Portugal - H	15.0		$40	Thailand - D	2.75	2.60	$25
Puerto Rico - G	6.0	5.50	$75	Trinidad & Tobago - M	45.0		$75
Qatar - I	30.0		$100	Tunisia - M	45.0		$75
Romania - I	30.0		$75	Turkey - H	15.0		$25
Russia - K	55.0		$75	Uganda - J	50.0		$150
Saudi Arabia - K	55.0		$100	Ukraine - K	55.0		$150
Serbia - K	55		$100	United Arab Emirates - J	50.0		$150
Singapore - F	4.0	3.75	$30	UK - A	0.40	0.35	$15
Slovak Republic -K	55.0		$90	Uruguay - M	45.00		$40
Slovenia - K	55.0		$90	Venezuela - K	55.0		$75
South Africa - D	2.75	2.60	$15	Vietnam - K	55.0		$150
South Korea - D	2.75	2.60	$20	Zambia - K	55.0		$100
Spain - C	1.50	1.35	$20	Zimbabwe - K	55.0		$100

*	Ivory Coast includes Benin, Burkina Faso, Mali, Niger, Senegal, Guinea-Bissau and Togo.

Information Classification: Confidential

FORM20170324	4

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

APPENDIX 2

Other DDA Charges and Expenses and DDA Limits

Interest Rates and Charges

Unless State Street notifies the Funds otherwise, demand deposit accounts established and maintained on behalf of the Funds are non-interest bearing accounts. State Street may elect to pay interest on deposit balances at such times and at such rates as it may specify from time to time. Interest rates, if applicable, will vary by currency and market conditions and State Street may cease paying interest, change interest rates, or apply (and adjust) negative interest rates or equivalent charges or fees on designated currencies, from time to time at its sole discretion.

State Street will charge a negative interest rate (as notified from time to time) on the amount by which the end-of-day USD cash balance of any Fund exceeds an amount equal to a designated percentage (currently 5%) of the Fund’s (i) monthly average Total Net Assets32 for the prior calendar month (for custody and accounting clients) or (ii) month-end market value of the Fund’s assets33 (for custody only34 clients arid monthly valued clients), as applicable. A Fund will not be subject to this charge on any day when the ending balance of its USD cash account(s) is less than a specified threshold (currently set at $10 million). State Street may apply, adjust or eliminate the foregoing percentage or deposit balance thresholds from time to time at its sole discretion. Unless otherwise agreed with the Funds, State Street will not impose the foregoing charge in relation to USD deposit balances maintained by U.S. public funds, ERISA plans, Canadian pension clients and Canadian public funds.

Details on applicable interest rates, equivalent charges or fees and applicable percentage or deposit balance thresholds are available upon request.

Overdrafts

Except in accordance with the terms of a committed credit facility established with State Street, Funds are not entitled to overdraw their cash deposit accounts. Cash advances or other extensions of credit are made at the discretion of State Street. In the event of an overdraft which exceeds a designated threshold (currently set at $50,000 for USD overdrafts), State Street will impose an interest charge on the amount of the overdraft during the period an account is overdrawn. The interest rates applicable to overdrafts and the applicable overdraft thresholds (if any) are set on a periodic basis by State Street for each currency at its sole discretion, taking into account market conditions and other relevant commercial considerations. Unless otherwise agreed in writing, overdrafts are repayable in full either (i) on demand or (ii) within five business days, whichever is earlier. Interest charges will be accrued on a daily basis and debited from the applicable deposit account monthly. Details on applicable interest rates and overdraft thresholds are available upon request from your client service representative.

Deposit Limits

Subject to applicable law and regulation, State Street may refuse to accept, limit the amount of or return all or a portion of certain types of cash deposits and/or balances, including non-operational deposits.

Information Classification: Confidential

FORM20170324	1

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

APPENDIX 3

Money Market Fund Services

(as applicable)

1. Money Market Fund Reporting
• Monthly Portfolio Holdings Statements (per Fund/per year)	Waived
• Monthly Form N-MFP (per Fund/per year)	Waived

2. Daily And Weekly Liquid Asset Compliance Testing and Daily Website Disclosures (Money Market Funds Only)
• Taxable Fund (per Fund/per year)	$10,000
• Tax-Free Fund (per Fund/per year)	Waived

3. Form N-CR (Money Market Funds Only)
• File Form N-CR (per Fund/per filing)	Waived
• Onboarding Fee (per Fund)	Waived

4. Shadow NAV (Money Market Funds Only)
• Next Day Shadow NAV (by 10 a.m.) (per Fund/per year, plus feeder/class fee)	Waived
• Same Day Shadow NAV (by 8 p.m.) (per Fund/per year, plus feeder/class fee)	Waived
• Feeder Fund Shadow NAV (per feeder/per year)	Waived
• Class Shadow NAV (per class/per year)	Waived
• Daily Pricing Vendor Quote (per vendor quote)	Waived

5. Floating NAV (Money Market Funds Only)
• Same Day Floating NAV (per Fund/per year, plus feeder/class fee)	Waived
• Additional FNAV’s (Trade Date) (per pricing point/per year)	Waived
• Additional FNAV’s (Trade Date +1) (per pricing point/per year)	Waived
• Feeder Fund Floating NAV (per feeder/per year)	Waived
• Class Level Floating NAV (per class/per year)	Waived
• Daily Pricing Vendor Quote (per vendor quote)	Waived
• Conversions/Mergers (per Fund/per conversion/merger)	Waived

Information Classification: Confidential

FORM20170324	1

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

Explanatory Notes

[1]

Domestic Custody Basis Point Fee. The Domestic Custody Basis Point Fee will be calculated by multiplying the market value of the domestic assets serviced on behalf of each Fund on the last business day of the month by the applicable basis point rate(s), dividing the result (or the sum of the results if tiered rates apply) by 360 and multiplying that amount by 30. For purposes of this calculation, State Street will utilize the applicable market value for each position that is used to calculate a Fund’s net asset value (NAV), unless a different pricing methodology is agreed with the Funds, provided that the absolute value of any negative cash, security or other asset position will be used. For custody only Funds, State Street will utilize its standard pricing vendors to obtain a market value for each position. If a market value for a position is not available from such vendors, State Street will utilize the same market value for such position that is used by the Fund to calculate its NAV or otherwise value its portfolio, which value will be supplied by the Fund promptly upon request. If following such a request a Fund is unable to provide a market value within five (5) days of month-end, State Street will utilize the market value of the position from the prior month-end and is authorized to continue to use such value until an update is supplied by the Fund or otherwise becomes available from State Street’s standard pricing vendors. For illiquid positions, each Fund will be responsible for supplying State Street with a market value as of the date of purchase (or initial custody by State Street) and at least annually thereafter. State Street generally includes (and may include) the following securities and other assets in the calculation of the Domestic Custody Basis Point Fee: (i) physical or tangible assets held by or on behalf of State Street in the U.S., (ii) assets held in uncertificated or book entry form and credited to an account maintained by or on behalf of State Street at any U.S. Subcustodian or U.S. Securities System, (iii) assets registered in State Street’s name (or nominee name) or the nominee name of any U.S. Subcustodian or U.S. Securities System, including mutual fund shares or units registered in State Street’s name (or that of a nominee or agent) on the books of the relevant fund/transfer agent. As a general rule, State Street will also include short-term and/or cash sweep investment vehicles in such calculation. For further information on short term investments included in the calculation, please contact your client service representative.

[2]

Transaction Processing Fees. These are fees charged for processing transactions on behalf of the Funds as a part of the custody services under the applicable Custody Agreement. These Transaction Processing Fees, unless otherwise waived, apply whether a Fund or its third party investment managers entered into such transactions with or through a third party dealer or broker or with or through State Street or one of its affiliates (either acting as a trade counterparty or providing agency execution services). The processing fees are in addition to, and are not to be construed as payments in lieu of, any profit or other compensation (as described in Explanatory Note 6 below) that may be earned by such third patty dealer or broker or by State Street or any of its affiliates in connection with such transaction.

[3]

Definition of Transaction for Billing Purposes; Transaction Count Methodology. Unless otherwise stated in this Fee Schedule, a transaction includes, without limitation, each buy, sell, reset, exchange, pay down, maturity, assignment, roll, call exercise, warrant exercise, rights exercise, convertible security event, amendment, corporate action or similar investment related action or activity which requires processing by State Street. A complete list of transaction types is available from your client service representative.

The cancel and rebook of any trade at the instruction of the Fund will be treated as two additional transactions (e.g., in addition to the initial trade order) for billing purposes. With respect to TBAs, the initial trade, the subsequent cancel and each pool allocation will be treated as a separate transaction for billing purposes. The initial trade and subsequent cancel will be billed at the TBA rate and each allocation will be billed at the rate applicable to the relevant transaction/asset type. State Street reserves the right to adjust the definition of a billable transaction and adjust the transaction count methodology as new instruments, transaction types or trading techniques emerge.

[4]

Wire Transfers. Charges for Wire Transfers apply to all wires sent or received for the account of a Fund, including, but not limited to, wires to or from demand deposit accounts established by State Street to facilitate transfer agency activity of a Fund’s third party transfer agent (including Boston Financial Data Services), if applicable.

Information Classification: Confidential

FORM20170324

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

[5]

Automated Clearing House (ACH) Transfers. Charges for ACH Transfer charges apply to all such transfers sent or received for the account of a Fund, including, but not limited to, ACH transfers to or from demand deposit accounts established by State Street to facilitate transfer agency activity of a Fund’s third party transfer agent (including Boston Financial Data Services), if applicable.

[6]

Principal and Agency Trading Services. State Street Global Markets, a separate division of State Street, offers principal or “dealer” trading services as well as agency execution services in a variety of asset classes, including most of those described in this schedule. State Street, acting as principal through its treasury division, also enters into repurchase transactions with custody clients. A Fund or its third party investment managers may select State Street to effect principal or agency transactions. These transactions, however, are conducted under contractual or other arrangements that are distinct from State Street’s services and obligations under the Agreements, irrespective of whether trade orders are transmitted through the custody or trustee operations of State Street in accordance with the Agreements. When State Street acts as a counterparty (e.g., foreign exchange, OTC derivatives, repurchase transactions, etc.) to a Fund, such transactions are principal transactions and State Street enters into them as a principal and not in a fiduciary, agency or similar capacity (regardless of any other relationships between State Street and the Funds under the Agreements). In connection with such principal or agency execution services, State Street may earn a profit or otherwise receive compensation from the Funds in a variety of forms, including a commission, subscription or click fee, revenue share, spread, mark-up, mark-down, interest, fee or similar amount.

[7]	Futures. Each Buy, Short Sell, Buy to Close, Sell to Close, Cancel Buy, Cancel Short Sell, Cancel Buy to Close and Cancel Sell to Close will be treated as a separate transaction for billing purposes.
[8]

Options. Each Buy, Write, Buy to Close, Sell to Close, Assignment, Exercise, Cancel Buy, Cancel Write, Cancel Buy To Close, Cancel Sell To Close, Cancel Assignment and Cancel Exercise will be treated as a separate transaction for billing purposes.

[9]

OTC Derivatives. OTC Derivatives include OTC Swaps (Bi-lateral or centrally cleared) and OTC Options. Each trade capture for contract creation, amendment, novation or termination will be treated as a separate transaction for billing purposes.

[10]	Contracts for Differences. Each buy, sell, reset, close or amendment will be treated as a separate transaction for billing purposes.
[11]

Manual Trade Surcharge. This surcharge is payable in addition to the listed transaction fees (including, but not limited to, the transaction fees listed in Appendix 1) and applies to all transactions for which trade instructions are submitted in a manner that requires manual processing by State Street or otherwise does not facilitate straight-through processing.

[12]	OTC Swap and Option Reconciliations to Counterparty. Includes reconciliation of position and total market value.
[13]

DDA Maintenance Fee. The DDA Maintenance Fee will not apply to demand deposit accounts established solely for transfer agency activity whether related to a Fund’s third party transfer agent or where State Street is performing the transfer agency services.

[14]

Fund Accounting Basis Point Fee. The Fund Accounting Basis Point Fee will be calculated by multiplying the average monthly NAV of each Fund by the applicable basis point rate(s), dividing the result (or the sum of the results if tiered rates apply) by 360 and multiplying that amount by 30. The average monthly NAV of each Fund will be calculated by taking the sum of the Fund’s daily NAVs for each day of the calendar month (for each non-business day, the preceding business day’s NAV will be used unless the Fund requests use of a different calculation methodology) and dividing that amount by the number of calendar days in the month. State Street reserves the right

Information Classification: Confidential

FORM20170324	2

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

to bill on the average monthly gross asset value rather than the average monthly NAV of a Fund if the use of leverage (including but not limited to short positions) by the Fund reduces its average monthly NAV and thereby reduces by any material amount the Fund Accounting Basis Point Fee that otherwise would be payable in the absence of such leverage.
[15]	Committed Par. The term Committed Par means the amount a lender has agreed to lend to a borrower, irrespective of the amount of outstanding loans under a Joan commitment at any time.
[16]

Committed Par Fee. The Committed Par Fee will be calculated by multiplying the sum of the Committed Par of each loan serviced for each Fund at month-end by the applicable basis point rate(s), dividing the result (or the sum of the results if tiered rates apply) by 360 and multiplying that amount by 30.

[17]

Non-USD Committed Par. Any Committed Par denominated in a foreign currency (if any) shall be converted to USD for billing purposes using the same currency exchange rates used by the Fund to calculate its NAV.

[18]

Cross Product Service Fees. The Cross Product Fees and charges do not constitute out-of-pocket or pass-through expenses (i.e., they include a mark-up and/or overhead cost allocation). Changes to the Cross Product Service Fees and additional fees and charges of a similar nature or type may be implemented by State Street upon 90 day’s written notice, subject to agreement between State Street and the Funds.

[19]

SWIFT. Stated fee applies to each outbound SWIFT message generated in relation to a Fund by three State Street systems: Securities Management and Control (“SMAC”) messages, Global Securities Management and Control (“GSMAC”), and Multicurrency Horizon (“MCH”) messages. SMAC and GSMAC SWIFT messages facilitate particular transactions. MCH SWIFT messages communicate cash statements, holding reports and trade confirmations.

[20]

SOC 1. Service Organization Controls Report prepared in accordance with Statement on Standards for Attestation Engagements (SSAE) No. 16, Reporting on Controls at a Service Organization (or any successor, replacement or equivalent report that may be introduced from time to time).

[21]

Dedicated Hardware I Transmission Lines. Fee applies if the Funds require use of specific technological hardware that is not otherwise part of State Street’s standard technology platform or use of a data transmission connection that is solely dedicated to the Funds. The Fee rate will be agreed after an analysis of the Funds’ requirements is completed.

[22]

Data Extracts (Standard). Stated fee applies to the use of any of the 15 (as of March 25, 2015) CTI MDB Standard Outbound data extracts. For a current listing of CTI MDB Standard Outbound data extracts, please contact your client service representative.

[23]	Data Extracts (Non-standard). Stated fee applies to the use of any custom created CTI MDB Outbound data extracts.
[24]	Custom or Manual Reports (per report). Stated fee applies to the one time or recurring creation and distribution of ad-hoc or custom reporting by a State Street employee.
[25]

Customized Programming or Transmissions. State Street will charge the stated hourly rate for (i) the creation and implementation of Standard or Non Standard Data Extracts as defined above; (ii) for the implementation of dedicated hardware or transmission lines as defined above; and/or (iii) for the implementation any Fund requested customized programming.

[26]

Maintenance of Customized Programming or Transmissions. Stated fee applies to ongoing maintenance required to (i) support necessary infrastructure, information security protocols or data contained in Standard or Non

Information Classification: Confidential

FORM20170324

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

Standard Data Extracts as defined above; (ii) ongoing support for dedicated hardware or transmission lines; and (iii) ongoing support for any Fund requested customized programming.
[27]

Subcustodian and Depository Out-of-Pocket Expenses. Subcustodian and Depository Out-of-Pocket Expenses include, without limitation, expenses for account opening, maintenance and administration, courier/delivery, depository charges, funds transfer fees, issuance of nit, late trades, market entrance charges, name change, proxy, registration, rematerialization, remittance, re-registration, stamp duty or tax, stock exchange levies and tax reclaims, among others. A complete list of Subcustodian and Depository Out-of-Pocket Expenses is available from your client service representative.

[28]

Fair Value Vendor Charges. At the request and direction of the Funds, State Street will source fair value pricing from the Funds’ preferred vendor(s). All amounts invoiced to State Street by such vendors with respect to fair value pricing for the Funds will be charged to the Funds as a reimbursable out-of-pocket expense.

[29]

Pricing (Non-standard Vendors). At the request and direction of the Funds, State Street will source securities and asset pricing from non-standard vendors. All amounts invoiced to State Street by such vendors with respect to non-standard vendor pricing for the Funds will be charged to the Funds as a reimbursable out-of-pocket expense. A complete listing of standard pricing vendors is available from your client service representative.

[30]

Reasonable External Legal Expenses. Reasonable external legal expenses incurred by State Street will be charged to the Funds as a reimbursable out-of-pocket expense in circumstances permitted by the Agreements or as otherwise agreed by State Street and the Funds.

[31]

Foreign Custody Asset Charges and Foreign Custody Transaction Charges. The Foreign Custody Asset Charges will be calculated by multiplying the USD market value of the cash, securities and other assets held in custody at month-end by the applicable basis point rate(s) (based on custody location), dividing the result (or the sum of such results if tiered rates apply) by 360 and multiplying that amount by 30. Foreign cash, securities and other assets are categorized and identified by market as Group A, Group B, Group C, Group D, Group E, Group F, Group G, Group H, Group I, Group J, Group K, Group L or Group M. Foreign cash, securities and other assets categorized and identified to a market group will be aggregated with all other foreign cash, securities and other assets in all other markets identified as in that same market group for all Funds in the Complex and the basis point rates (tiered bases point rates, if applicable) will be applied. Each Fund shall pay its pro rata share of the result of the Complex-level calculation based on the USD market value of such Fund’s cash, securities and other assets held in custody at month end with respect to the applicable market group relative to the USD market value of the cash, securities and other assets held in custody at month end of the entire Complex with respect to the applicable market group. With respect to assets held outside of the U.S., custody location is determined for billing purposes by reference to the jurisdiction in which State Street, its subcustodian or a Securities System, as the case may be, holds the relevant asset or, if the asset is immobilized or dematerialized and record ownership is maintained only in book-entry form, custody location means the jurisdiction of the Securities System through which State Street maintains the record of the Fund’s entitlement to such asset, provided that the custody location for on-book currencies will be the jurisdiction that issues the relevant currency. For purposes of this fee calculation, State Street will utilize the same local currency market values and the same currency exchange rates to convert those values to USD that are used to calculate the NAV of each Fund, provided that the absolute value of any negative cash, security or other asset position will be used. For custody only Funds, State Street will utilize its standard pricing vendors to obtain a market value for each position. If a market value for a position is not available from such vendors, State Street will utilize the same market value for such position that is used by the Fund to calculate its NAV or otherwise value its portfolio, which value will be supplied by the Fund promptly upon request. If following such a request a Fund is unable to provide a market value within five (5) days of month-end, State Street will utilize the market value of the position from the prior month-end and is authorized to continue to use such value until an update is supplied by the Fund or otherwise becomes available from State Street’s standard pricing vendors. For illiquid positions, each Fund will be responsible for supplying State Street with a market value as of the date of purchase (or initial custody by

Information Classification: Confidential

FORM20170324	4

Harbor Funds

Harbor Cayman Commodity Fund Ltd.

Fee Schedule

December 29, 2017

State Street) and at least annually thereafter. The Foreign Custody Transaction Charges are fees imposed for processing transactions on behalf of each Fund in the relevant foreign market as part of the custody services. The Manual Trade Surcharge specified in Section I of the Fee Schedule will also be assessed on a foreign custody transaction, as applicable. The Foreign Custody Asset Charges and Foreign Custody Transaction Charges applicable with respect to custody services in any country not listed in Appendix 1 above will be negotiated and agreed by State Street and the Funds prior to investment in such country.
[32]

Monthly Average Total Net Assets. The Monthly Average Total Net Assets of each Fund will be calculated by taking the sum of the Fund’s daily NAVs for each day of the calendar month (for each non-business day, the preceding business day’s NAV will be used unless the Fund requests use of a different calculation methodology) and dividing that amount by the number of days in the month.

[33]

Month-End Market Value of the Fund’s Assets. For purposes of calculating the month-end market value of a Fund’s Assets, State Street will utilize the applicable market value for each position that is used to calculate a Fund’s NAV, unless a different pricing methodology is agreed with the Funds, provided that the absolute value of any negative cash, security or other asset position will be used. For custody only Funds, State Street will utilize its standard pricing vendors to obtain a market value for each position. If a market value for a position is not available from such vendors, State Street will utilize the same market value for such position that is used by the Fund to calculate its NAV or otherwise value its portfolio, which value will be supplied by the Fund promptly upon request. If following such a request a Fund is unable to provide a market value within five (5) days of month-end, State Street utilize the market value of the position from the prior month-end and is authorized to Continue to use such value until an update is supplied by the Fund or otherwise becomes available from State Street’s standard pricing vendors. For illiquid positions, each Fund will be responsible for supplying State Street with a market value as of the date of purchase (or initial custody by state Street) and at least annually thereafter. state Street generally includes (and may include) the following securities and other assets in the above calculation: (i) physical or tangible assets held by or on behalf of State Street in the U.S., (ii) assets held in uncertificated or book entry form and credited to an account maintained by or on behalf of State Street at any U.S. Subcustodian or U.S. Securities System, (iii) assets registered in State Street’s name (or nominee name) or the nominee name of any U.S. Subcustodian or U.S. Securities System, including mutual fund shares or units registered in State Street’s name (or that of a nominee or agent) on the books of the relevant fund/transfer agent. As a general rule, State Street will also include short-term and/or cash sweep investment vehicles in such calculation.

[34]	Custody Only. Reference to “custody only” refers to any custody relationship with a Fund where State Street does not also provide fund accounting or portfolio accounting services to such Fund.

Information Classification: Confidential

FORM20170324

June 1, 2018

State Street Bank and Trust Company

Attention: Michael Foutes

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re:	Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, as amended, between the Trust and State Street Bank and Trust Company, (“the “Contract”), the Trust hereby requests that you act as Custodian for the Harbor Core Bond Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR CORE BOND FUND
By:
Erik D. Ojala
Chief Compliance Officer

Agreed to effective the 1st day of June, 2018

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

CONFIDENTIAL AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017 AND EFFECTIVE AS OF JULY 1, 2017

AMENDMENT DATED JUNE 21, 2018

CUSTODY, FUND ACCOUNTING AND MONEY MARKET SERVICES

Reference is made to that certain fee schedule dated as of December 29, 2017 and effective as of July 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Schedule”) for services (the “Services”) provided by State Street Bank and Trust Company or its affiliates (“State Street) to the Funds (as defined below) pursuant to (a) the Custodian Contract dated as of November 19, 1986 by and between State Street and Harbor Funds (the “Custody Agreement”); and (b) the Money Market Services Agreement dated as of November 9, 2015 by and between State Street and Harbor Funds (the “Money Market Services Agreement” and collectively with the Custody Agreements the “Agreements,” as the same may be amended, supplemented, restated or otherwise modified from time to time). This fee schedule shall apply to all funds, portfolios or accounts that may be party or subject to the Agreements from time to time (each a “Fund” and collectively, the “Funds” or the “Complex”). The parties hereto desire to amend the Fee Schedule as set forth herein. Capitalized terms not defined herein shall have the meanings ascribed to them in the Fee Schedule.

I.	Amendment

In consideration of the mutual agreements herein contained, the parties agree that the Fee Schedule is hereby amended as follows:

A.	The Harbor Cayman Commodity Fund Ltd. has been liquidated and dissolved. Accordingly,

1.

Any and all references to the “Harbor Cayman Commodity Fund Ltd.” are hereby removed from the Fee Schedule, including references in the title, the introductory box, the headers and the signature block.

2.	Any and all references to the Cayman Fund Custody Agreement (as defined in the Fee Schedule) are hereby removed from the Fee Schedule, including references in the introductory box.

3.

Any and all references to the “Custody Agreements” shall hereinafter be replaced with the “Custody Agreement” and shall refer solely to the Mutual Fund Custody Agreement (as defined in the Fee Schedule).

4.

Any and all references to the Agreements shall hereinafter refer only to the “Mutual Fund Custody Agreement” and the “Money Market Services Agreement together, and for the avoidance of doubt shall not include the Cayman Fund Custody Agreement.

Information Classification: Confidential

1

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

CONFIDENTIAL AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017 AND EFFECTIVE AS OF JULY 1, 2017

AMENDMENT DATED JUNE 21, 2018

B.

The line item related to OTC Derivatives under the Domestic Transaction Processing Fees subsection of Section 1.3 of the Fee Schedule (Transaction Processing and Activity Based Fees) is hereby deleted in its entirety and replaced with the following:

“OTC Derivatives[1]	$15.00”

C.

The line item related to OTC Swap and Option Reconciliations to Counterparty under the Other Custody Fees subsection of Section 1.3 of the Fee Schedule (Transaction Processing and Activity Based Fees) is hereby deleted in its entirety and replaced with the following:

“OTC Swap and Option Reconciliations to Counterparty (monthly/per position)[2]	Waived”

II.	General

This Amendment is intended to modify and amend the Fee Schedule and the terms of this Amendment and the Fee Schedule are to be construed to be cumulative and not exclusive to each other. The Fee Schedule, as amended hereby, is hereby ratified and confirmed and remains in full force and effect.

This Amendment is the confidential information of the parties and shall not be disclosed to any third party without the prior written consent of the other parties.

The amendments to the Fee Schedule set forth in Section I.A. above are effective as of December 29, 2017 and the amendments to the Fee Schedule set forth in Sections I.B. and I.C. are effective as of the Effective date of the Fee Schedule (July 1, 2017). The Fee Schedule, as amended hereby, shall remain in effect pursuant to the terms of the Fee Schedule.

This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature page follows]

Information Classification: Confidential

2

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

CONFIDENTIAL AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017 AND EFFECTIVE AS OF JULY 1, 2017

AMENDMENT DATED JUNE 21, 2018

III.	Signatures

STATE STREET BANK AND TRUST COMPANY

Name:	Andrew Erickson
Title:	Executive Vice President

HARBOR FUNDS
On behalf of each of its Funds

Name:	Anmarie S. Kolinski
Title:	Treasurer

Information Classification: Confidential

3

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

CONFIDENTIAL AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017 AND EFFECTIVE AS OF JULY 1, 2017

AMENDMENT DATED JUNE 21, 2018

Explanatory Notes

[1]

OTC Derivatives. OTC Derivatives include OTC Swaps (Bi-lateral or centrally cleared) and OTC Options. Each trade capture for contract creation, amendment, novation or termination will be treated as a separate transaction for billing purposes.

[2]	OTC Swap and Option Reconciliations to Counterparty. Includes reconciliation of position and total market value.

Information Classification: Confidential

4

March 1, 2019

State Street Bank and Trust Company

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re:	Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, as amended, between the Trust and State Street Bank and Trust Company (“the “Contract”), the Trust hereby requests that you act as Custodian for Harbor Overseas Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR OVERSEAS FUND
By:
Erik D. Ojala
Chief Compliance Officer

Agreed to effective the 1st day of March, 2019

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017

DATED AS OF MAY 10, 2019 AND EFFECTIVE AS OF APRIL 1, 2019

CUSTODY, FUND ACCOUNTING AND MONEY MARKET SERVICES

Reference is made to that certain Fee Schedule referenced above (as amended, modified or supplemented from time to time, the “Fee Schedule”) for Services provided to the Funds (as defined therein) by State Street Bank and Trust Company. Capitalized terms used herein without definition shall have the meanings given to them in the Fee Schedule.

I.	Amendment

Subsection 1 (Fund Accounting Basis Point Fee) of Section II (Fund Accounting) of the Fee Schedule is hereby modified as follows:

1.	Fund Accounting Basis Point Fee (per Fund/per year)

Net Asset Value Per Fund	Annual Basis Point Rate
All Assets	0.15

The Fund Accounting Basis Point fee shall be 0.00 from April 1, 2019 through March 31, 2020.

II.	General

This Amendment is intended to modify and amend the Fee Schedule and the terms of this Amendment and the Fee Schedule are to be construed to be cumulative and not exclusive to each other. The Fee Schedule, as amended hereby, is hereby ratified and confirmed and remains in full force and effect.

[signature page immediately follows]

STATE STREET BANK AND TRUST COMPANY

HARBOR FUNDS

AMENDMENT TO CONFIDENTIAL FEE SCHEDULE

DATED AS OF DECEMBER 29, 2017

DATED AS OF MAY 10, 2019 AND EFFECTIVE AS OF APRIL 1, 2019

EXECUTION PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

Name:	Andrew Erickson
Title:	Executive Vice President

HARBOR FUNDS
On behalf of each of its Funds

Name:	Lora Kmieciak
Title:	Assistant Treasurer

June 1, 2019

State Street Bank and Trust Company

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re:	Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, as amended, between the Trust and State Street Bank and Trust Company (“the “Contract”), the Trust hereby requests that you act as Custodian for Harbor Focused International Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR FOCUSED INTERNATIONAL FUND
By:
Erik D. Ojala
Chief Compliance Officer

Agreed to effective the 1st day of June, 2019

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

November 1, 2019

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re:	Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, as amended, between the Trust and State Street Bank and Trust Company (“the “Contract”), the Trust hereby requests that you act as Custodian for Harbor Target Retirement 2060 Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR TARGET RETIREMENT 2060 FUND
By:
Erik D. Ojala
Chief Compliance Officer

Agreed to effective the 1st day of November, 2019

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4l08

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.

December 1, 2019

State Street Bank and Trust Company

Attention: Brian Currier

2 Avenue de Lafayette, 5th Floor

Boston, MA 02111

Re:	Harbor Funds (the “Trust”)

In accordance with Paragraph 14 of the Custodian Contract dated November 19, 1986, as amended, between the Trust and State Street Bank and Trust Company (“the “Contract”), the Trust hereby requests that you act as Custodian for Harbor Mid Cap Fund and each of Harbor Robeco US Conservative Equities Fund, Harbor Robeco International Conservative Equities Fund, Harbor Robeco Global Conservative Equities Fund, Harbor Robeco Emerging Markets Conservative Equities Fund and Harbor Robeco Emerging Markets Active Equities Fund and render such services as Custodian as are provided for under the terms of the Contract.

Please acknowledge your agreement to the foregoing by executing two copies of this letter, returning one to the Trust and retaining one copy for your records.

HARBOR MID CAP FUND
HARBOR ROBECO US CONSERVATIVE EQUITIES FUND
HARBOR ROBECO INTERNATIONAL CONSERVATIVE EQUITIES FUND
HARBOR ROBECO GLOBAL CONSERVATIVE EQUITIES FUND
HARBOR ROBECO EMERGING MARKETS CONSERVATIVE EQUITIES FUND
HARBOR ROBECO EMERGING MARKETS ACTIVE EQUITIES FUND

By:
Erik D. Ojala
Chief Compliance Officer

Agreed to effective the 1st day of December, 2019

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Andrew Erickson
Title:	Executive Vice President

P.O. Box 804660 | Chicago, Illinois 60680-4108

800-422-1050 | www.harborfunds.com

Distributed by Harbor Funds Distributors, Inc.